As filed with the U.S. Securities and Exchange Commission on August 2, 2021

File No. 333-_____

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

JOHN HANCOCK FUNDS II

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices)

800-225-5291

(Registrant’s Area Code and Telephone Number)

Christopher Sechler, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copies to:

Mark Goshko, Esq.

K & L GATES LLP

ONE LINCOLN STREET

BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that this filing will become effective on September 1, 2021 pursuant to Rule 488 under the Securities Act of 1933.

JOHN HANCOCK FUNDS II

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Notice of Special Meeting to Shareholders

Part A – Proxy Statement/Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Pages

Exhibits

September [15], 2021

Your action is required. Please vote today.

Dear John Hancock Short Duration Credit Opportunities Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and consideration as to whether the combination of similar funds would promote efficiencies and potentially achieve additional beneficial economies of scale. On occasions where funds are believed to potentially benefit through a combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Short Duration Credit Opportunities Fund (the “fund” or “target fund”) with and into John Hancock Opportunistic Fixed Income Fund (the “acquiring fund”) (the “reorganization”).

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, and after allocation of any reorganization costs, the expense ratios of the classes of shares of the acquiring fund are expected to be lower than the respective operating expense ratios for the corresponding share class of your fund before expense waivers for Class A shares, and lower than those of the corresponding share class of your fund after expense waivers for all share classes. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
•	Similar investment objective. The proposed merger is expected to allow shareholders of the target fund to pursue a similar investment objective in a larger combined fund. Both the target fund and the acquiring fund invest primarily in fixed income securities across multiple asset types, geographies, credit tiers, and time horizons. Each fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
•	Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Stone Harbor Investment Partners LP, serves as the investment subadvisor for the target fund, while Wellington Management Company LLP, serves as the acquiring fund’s investment subadvisor and will continue to manage the combined fund on a daily basis.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place telephonically on or about October 27, 2021, at 2:00 P.M., Eastern Time.

The target fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the target fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the target fund may not deliver additional soliciting materials to shareholders or otherwise amend the proxy materials. Instead, the target fund plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases and encourage you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

To participate in the meeting, shareholders of the Fund must call the [ ] Center at [ ] no later than 5:00 p.m. Eastern Time on October 26, 2021 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Telephonic access to the Meeting is limited to Shareholders of the Fund.

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting by phone, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

September [15], 2021

Your action is required. Please vote today.

Dear John Hancock Short Duration Credit Opportunities Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and consideration as to whether the combination of similar funds would promote efficiencies and potentially achieve additional beneficial economies of scale. On occasions where funds are believed to potentially benefit through a combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Short Duration Credit Opportunities Fund (the “target fund”) into John Hancock Opportunistic Fixed Income Fund (the “acquiring fund”) (the “reorganization”).

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, and after allocation of any reorganization costs, the expense ratios of the classes of shares of the acquiring fund are expected to be lower than the respective operating expense ratios for the corresponding share class of your fund before expense waivers for Class A shares, and lower than those of the corresponding share class of your fund after expense waivers for all share classes. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
•	Similar investment objective. The proposed merger is expected to allow shareholders of the target fund to pursue a similar investment objective in a larger combined fund. Both the target fund and the acquiring fund invest primarily in fixed income securities across multiple asset types, geographies, credit tiers, and time horizons. Each fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.
•	Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Stone Harbor Investment Partners LP, serves as the investment subadvisor for the target fund, while Wellington Management Company LLP, serves as the acquiring fund’s investment subadvisor and will continue to manage the combined fund on a daily basis.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place telephonically on or about October 27, 2021, at 2:00 P.M., Eastern Time.

The target fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the target fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the target fund may not deliver additional soliciting materials to shareholders or otherwise amend the proxy materials. Instead, the target fund plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases and encourage you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

To participate in the meeting, shareholders of the Fund must call the [ ] Center at [ ] no later than 5:00 p.m. Eastern Time on October 26, 2021 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Telephonic access to the Meeting is limited to Shareholders of the Fund.

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting by phone, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND
(a series of John Hancock Funds II)

(the “Fund”)

200 Berkeley Street

Boston, MA 02116

800-225-5291

Notice of Special Meeting of Shareholders

Scheduled for October 27, 2021

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time of the meeting, in case you want to attend telephonically.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held telephonically on October 27, 2021, at 2:00 P.M., Eastern Time (the “Meeting”) to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between John Hancock Short Duration Credit Opportunities Fund (the “Target Fund”) and John Hancock Opportunistic Fixed Income Fund (the “Acquiring Fund”), each a series of John Hancock Funds II. Under this agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Target Fund. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.
2.	Any other business that may properly come before the meeting.

Shareholders of record as of August 23, 2021, are entitled to vote at the meeting and any related follow-up meetings.

In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the proxy materials. Instead, the Fund plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases and encourage you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

To participate in the meeting, shareholders of the Fund must call the [ ] Center at [ ] no later than 5:00 p.m. Eastern Time on October 26, 2021 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Telephonic access to the Meeting is limited to Shareholders of the Fund.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Christopher Sechler

Christopher Sechler
Secretary, John Hancock Funds II
Boston, Massachusetts, September [15], 2021

PROXY STATEMENT for John Hancock Short Duration Credit Opportunities Fund (the “Target Fund,” or “your Fund”), a series of John Hancock Funds II (the “Trust”)
PROSPECTUS for John Hancock Opportunistic Fixed Income Fund (the “Acquiring Fund”) a series of the Trust, (together with the Target Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116. The telephone number of each Fund is 800-225-5291.

* * * * * *

This proxy statement and prospectus (the “Proxy/Prospectus”) contains the information shareholders should know before voting on the proposed reorganization of their Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Target Fund	Acquiring Fund
Proposal	John Hancock Short Duration Credit Opportunities Fund	John Hancock Opportunistic Fixed Income Fund

How the Reorganization will Work

▪	Your Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and the Acquiring Fund).
▪	The Acquiring Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class A shares. These shares will be distributed to your Fund’s Class A shareholders in proportion to their holdings on the Reorganization date.
▪	The Acquiring Fund will issue Class C shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class C shares. These shares will be distributed to your Fund’s Class C shareholders in proportion to their holdings on the Reorganization date.
▪	The Acquiring Fund will issue Class I shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class I shares. These shares will be distributed to your Fund’s Class I shareholders in proportion to their holdings on the Reorganization date.
▪	The Acquiring Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to your Fund’s Class R6 shareholders in proportion to their holdings on the Reorganization date.
▪	The Acquiring Fund will issue Class NAV shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your Fund’s Class NAV shareholders in proportion to their holdings on the Reorganization date.
▪	No sales charges will be imposed on shares of the Acquiring Fund received by shareholders of your Fund.
▪	Your Fund will be terminated and shareholders of your Fund will become shareholders of the Acquiring Fund.
▪	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, the Acquiring Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund advised by John Hancock Investment Management LLC (the “Advisor” or “JHIM”) and subadvised by Wellington Management Company LLP (the “Subadvisor” or “Wellington”). The individuals that currently act as the portfolio managers that are jointly and

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primarily responsible for the day-to-day management of the Acquiring Fund are expected to continue to manage the combined fund. The Reorganization is expected to allow your Fund to pursue a similar investment objective in a fund with substantially similar principal investment strategies, potential for better future performance, with comparable risk, and lower total expenses after waivers. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base. Your Fund seeks to maximize total return and the Acquiring Fund also seeks (and the combined fund will also seek) maximum total return. Both the Target Fund and the Acquiring Fund invest primarily in fixed income securities across multiple asset types, geographies, credit tiers, and time horizons. Each Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately, both before and after current expense waivers. The hypothetical pro forma expense ratios of the Acquiring Fund shares received in the Reorganization as of February 28, 2021 were lower than those of the corresponding share class of the Target Fund after expense waivers, and lower for the corresponding share class of the Target Fund before expense waivers for Class A shares. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 1.21%, 1.96%, 0.96%, 0.85% and 0.84%, respectively, after current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.35%, 2.05%, 1.05%, 0.94% and 0.93%, respectively, after current expense waivers. Additionally, the gross expense ratios of the classes of shares of the acquiring fund are expected to be higher than the respective operating expense ratios for the corresponding share class of your fund before expense waivers for Class C, Class I, Class R6 and Class NAV shares. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 2.07%, 2.82%, 1.82%,1.71% and 1.70%, respectively, before current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.36%, 2.06%, 1.06%, 0.95% and 0.94%, respectively, before current expense waivers. In addition, the Target Fund’s advisory fee schedule is higher than that of the Acquiring Fund. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪   The Acquiring Fund Class A, Class C and Class I summary prospectus, dated June 16, 2021, as supplemented to date.

▪   The Acquiring Fund Class R6 summary prospectus, dated June 16, 2021, as supplemented to date.

This summary prospectus is in the same envelope as this Proxy/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus.

▪   The statement of additional information (“SAI”) dated September [15], 2021, which relates to this Proxy/Prospectus and the Reorganization and contains additional information about the Target and the Acquiring Funds (File no. [  ]).

These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291 (Class A and Class C), 888-972-8696 (Class I and Class R6) or 800-344-1029 (Class NAV).
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▪   The Target Fund Class A, Class C, Class I, Class R6 and Class NAV prospectus, dated December 1, 2020, as supplemented to date.

▪   The Acquiring Fund Class A, Class C, Class I, Class R6 and Class NAV prospectus, dated January 1, 2021, as supplemented to date.

▪  The Target Fund SAI dated December 1, 2020, as supplemented to date.

Information in these documents is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus. The SEC file numbers for the Trust, of which the Target Fund and the Acquiring Fund are series, are 333-126293 and 811-21779.
▪ The Acquiring Fund SAI dated January 1, 2021, as supplemented to date.

▪   The Target Fund’s semiannual shareholder report, dated January 31, 2021.

▪   The Acquiring Fund’s semiannual shareholder report, dated February 28, 2021.

▪   The Target Fund’s annual shareholder report, dated July 31, 2020.

▪ The Acquiring Fund’s annual shareholder report, dated August 31, 2020.

The date of this Proxy/Prospectus is September [15], 2021.

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INTRODUCTION

This Proxy/Prospectus is being used by the Board of Trustees of the Trust (the “Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held telephonically on Wednesday, October 27, 2021 at 2:00 P.M., Eastern Time.

The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Fund plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases and encourage you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

To participate in the meeting, shareholders of the Fund must call the [ ] Center at [ ] no later than 5:00 p.m. Eastern Time on October 26, 2021 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Telephonic access to the Meeting is limited to Shareholders of the Fund.

The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your Fund into the Acquiring Fund (the “Reorganization”). This Proxy/Prospectus will be delivered to your Fund’s shareholders on or about September [15], 2021.

The Proxy/Prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire Proxy/Prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual shareholder reports (available upon request) of the Funds, because they contain details that are not in the summary comparisons. Shareholders of the Target Fund may redeem their shares at any time prior to the Reorganization.

Who is Eligible to Vote?

Shareholders of record of the Target Fund on August 23, 2021, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign and timely submit a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If your proxy is not received on a timely basis, it will not be counted. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND

Approval of Agreement and Plan of Reorganization between John Hancock Short Duration Credit Opportunities Fund and John Hancock Opportunistic Fixed Income Fund

Under this Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares in the Acquiring Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of the Target Fund. The Acquiring Fund would also assume substantially all of the liabilities of the Target Fund. The Board unanimously recommends that shareholders vote FOR this proposal.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

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SUMMARY COMPARISONS OF TARGET FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)
Approximate Net Assets of Each Fund (as of June 30, 2021)
• $169 million	• $62 million
Investment Advisor
John Hancock Investment Management LLC
Investment Subadvisor
Stone Harbor Investment Partners LP	Wellington Asset Management, LLP
Portfolio Managers

James E. Craige, CFA

•         Co-Chief Investment Officer and Portfolio Manager

•         Managed the Target Fund since 2009

•         Joined Stone Harbor in 2006

Peter J. Wilby, CFA

•         Co-Chief Investment Officer and Portfolio Manager

•         Managed the Target Fund since 2009

•         Joined Stone Harbor in 2006

Kumaran K. Damodaran

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2015

Matthew Kearns, CFA

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2006

Roger M. Lavan, CFA

•         Portfolio Manager

•         Managed the Target Fund since 2009

•         Joined Stone Harbor in 2006

Catherine M. Nolan

•         Portfolio Manager

•         Managed the Target Fund since 2009

•         Joined Stone Harbor in 2006

•         Brian M. Garvey

•         Senior Managing Director, Partner and Portfolio Manager

•         Managed the Acquiring Fund since 2020

•         Joined Wellington as an investment professional in 2007

Brij S. Khurana

•         Managing Director and Portfolio Manager

•         Managed the Acquiring Fund since 2020

•         Joined Wellington as an investment professional in 2016

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John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)

David A. Oliver, CFA

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2008

William W. Perry

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2012

Hunter C. Schwarz

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2006

Stuart W. Sclater-Booth

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2014

David A. Torchia

•         Portfolio Manager

•         Managed the Target Fund since 2018

•         Joined Stone Harbor in 2006

Investment Objective
To seek to maximize total return, which consists of income on its investments and capital appreciation.	To seek maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Strategies

The fund will normally invest in a portfolio of fixed-income securities. Under normal circumstances, the fund will invest at least 80% of its assets in bonds and related investments and maintain an average portfolio duration of approximately three years or less. Related investments include derivatives (such as total return swaps, interest-rate swaps, credit default swaps, credit default swap indexes, and futures), loans, and credit-linked notes, and may be used for hedging purposes or as a substitute for investing in bonds. Some loans may be illiquid. Segments of the global market among which the fund may allocate its assets include U.S. government obligations, mortgage- and asset-backed securities, investment- and below-investment-grade U.S. and foreign corporate debt (including floating-rate loans) and sovereign debt (including debt of issuers in emerging markets).

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. Fixed income instruments include, but are not limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a lender.

In order to achieve its investment objective, the manager seeks to:

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John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)

The manager combines quantitative modeling that seeks to measure the relative risks and opportunities of each market segment with its own assessment of economic and market conditions to create an optimal risk/return allocation of the fund’s assets among these segments. After allocating by sector, the manager uses traditional credit analysis to identify individual securities to purchase. Factors the manager may consider when evaluating U.S. government and agency obligations and mortgage-backed securities include yield curve shifts, credit quality, changing prepayment patterns, and other factors. With respect to corporate debt, such factors include the issuer’s financial strength and sensitivity to economic conditions, the issuer’s operating history, and the experience and track record of management. With respect to foreign government debt, such factors include currency, inflation, and interest rate trends, growth rate forecasts, market liquidity, fiscal policies, political outlook, and tax environment. The fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, securities issued by supranational organizations, fixed- and floating-rate commercial loans, securitized loan participations, Rule 144A securities, asset-backed securities, depositary receipts, mortgage-backed securities (including transferable private issuer mortgage-backed securities), non-publicly traded securities, payment-in-kind bonds, inflation-protected and other index-linked securities, interest-only securities, step-up securities, zero coupon bonds and related derivatives. While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated. The fund may engage in derivative transactions for hedging purposes or as a substitute for investing in bonds. Derivatives may include U.S. Treasury, currency, and index futures and interest-rate and credit swaps (including credit default swaps on securities and credit indexes). The fund seeks capital appreciation through industry selection, sector selection, and security selection.

The fund may invest in securities of any credit rating (including unrated securities), including without limit in higher risk, below-investment-grade debt securities (junk bonds). The fund may invest in securities of any duration and maturity. Duration is an approximate measure of the sensitivity of a fixed-income security to interest-rate risk. Securities with higher durations are generally more sensitive to this risk.

■    invest across multiple asset types, geographies, credit tiers, and time horizons;

■    provide timely and dynamic exposure to a portfolio of global fixed income securities consisting of sovereign debt, inflation-linked bonds, corporate and high yield credit, securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities;

■    manage the fund’s overall performance volatility within a range as reflected by the Bloomberg Barclays Global Aggregate Bond Index hedged to USD over the medium to long-term;

■    generate total returns through three main approaches: strategic sector positioning, market-neutral strategies, and tactical asset allocation:

■    the strategic sector component of the portfolio provides exposure to non-core investment opportunities (e.g. emerging markets debt, high yield credit, bank loans etc.) that are designed to capture the repricing of long-term structural themes in the business cycle;

■    the market neutral component of the portfolio is primarily expressed via relative value positioning, aimed at providing incremental return with low correlation to the direction of global fixed income markets. Market neutral positions are typically taken on interest rates, currencies, corporate and high yield credit, and emerging market debt positions; and

■    tactical asset allocation is used to capture both short and medium term dislocations in the market. Tactical opportunities are primarily expressed via sector rotation, country selection, security selection, currency management strategies and duration management strategies.

■    combine the three approaches noted above in a holistic manner while managing aggregate portfolio risk.

The fund may invest in securities that at times may have equity-like characteristics including, but not limited to convertible securities or preferred equity. Additionally,

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John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)

the fund may hold equities received as part of a corporate action. The fund also may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities for defensive or other purposes. The fund may engage in active trading and may have a high portfolio turnover rate.

The fund makes significant use of derivative instruments and may take both long and short positions in securities. Derivatives may be used for purposes of hedging and/or efficient portfolio management and/or investment purposes. Derivatives may be exchange-traded or over-the-counter and may include futures contracts, options, credit default swaps, foreign currency swaps, interest rate swaps, total return swaps and foreign currency forward contracts. In its use of derivatives, the fund aims to contribute to the target return and the volatility strategies of the fund. The use of derivative instruments as part of the investment strategy means that the fund may, from time to time, have substantial holdings in liquid assets, including deposits and money market instruments.

Changes to Principal Investment Strategies
The Board can change each Fund’s investment objective and strategies without shareholder approval. Each Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Temporary Defensive Investing

A Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds.

Investment Objectives and Principal Investment Strategies

As shown in the table above, the Funds have similar investment objectives: to seek to maximize total return, which consists of income on its investments and capital appreciation for the Target Fund and to seek maximum total return, consistent with preservation of capital and prudent investment management for the Acquiring Fund. Each Fund invests primarily in fixed income securities across multiple asset types, geographies, credit tiers, and time horizons. Each Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition. The primary difference in the Funds’ stated principal investment strategies is that, whereas the Target Fund has a policy to invest at least 80% of its assets in bonds

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and related investments and maintain an average portfolio duration of approximately three years or less, the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments. The Target Fund considers related investments to include derivatives (such as total return swaps, interest-rate swaps, credit default swaps, credit default swap indexes, and futures), loans, and credit-linked notes, and may be used for hedging purposes or as a substitute for investing in bonds. The Acquiring Fund considers fixed income instruments to include, but not be limited to the following securities, which may be denominated in U.S. dollars or foreign currencies: sovereign debt, inflation-linked bonds, corporate and high yield credit (also known as “junk bonds”), securitized debt, bank loans and floating rate loans and emerging markets debt, convertible and hybrid securities.

Please refer to the Funds’ current prospectuses, as may be supplemented, for additional details regarding the Funds’ respective principal investment strategies.

Prior to the consummation of the Reorganization, the Target Fund will need to reposition certain of its portfolio holdings as part of the Reorganization. The Advisor believes that such repositioning may be significant. The Target Fund is expected to sell approximately 99.5% of its investments and invest the proceeds of such sales in treasury instruments or hold cash and/or cash equivalents. Sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $437,875 (0.25%, or $0.02 per share), resulting in anticipated capital loss of $486,444 ($0.02 per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to result in brokerage commissions of approximately $31,738 (0.02%, or less than $0.01 per share), resulting in anticipated capital loss of $427,696 ($0.02 per share). Each Fund’s recent portfolio holdings are available on the Funds’ website, jhinvestments.com, as detailed in the Fund’s current prospectus, as may be supplemented.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” Each Fund has identical fundamental investment restrictions, which relate to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate.

In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. The Funds’ non-fundamental investment restrictions are the same.

COMPARISON OF FUND CLASSES

Each Fund currently offers Class A, Class C, Class I, Class R6 and Class NAV shares, as well as Class 1 for the Acquiring Fund only, and Class R2, Class R4 and Class R5 shares for the Target Fund only, which are not involved in the Reorganization.

Class A shares of the Target and Acquiring Funds

▪   Class A shares are offered with a front-end sales charge and there is a 1.00% contingent deferred sales charge (“CDSC”) on certain investments in Class A shares, including those of $1 million or more that are sold within one year of purchase.

▪   Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class A shares. Class A shares of the Target Fund are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of 0.30% of the average daily net assets attributable to the Fund’s Class A shares.

▪   Class A shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

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▪   Class A shares are not available to group retirement plans that do not currently hold Class A shares of a Fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided in the Funds’ prospectuses.

Class C shares of the Target and Acquiring Funds

▪   Class C shares are offered without a front-end sales charge but are subject to a 1.00% CDSC on shares sold within one year of purchase.

▪   Class C shares are subject to Rule 12b-1 fees equal to an annual rate of 1.00% of the average daily net assets attributable to the Target Fund’s Class C shares.

▪   Class C shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

▪   The maximum amount that you may invest in Class C shares with any single purchase is $999,999.99.

▪   Class C shares automatically convert to Class A shares after eight years.

Class I shares of the Target and Acquiring Funds

▪   Class I shares are offered with no front-end sales charge and are not subject to a CDSC. However, if you purchase Class I Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.

▪   Class I shares are not subject to Rule 12b-1 fees.

▪   The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion.

▪   Class I shares are offered without any sales charges to certain investors, as set forth in the Funds’ prospectuses.

Class R6 shares of the Target and Acquiring Funds

▪   Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R6 shares are not subject to Rule 12b-1 fees.

▪   The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

▪   Class R6 shares are offered only to certain types of investors listed in the Funds’ prospectuses. Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class NAV shares of the Target and Acquiring Funds

▪   Class NAV shares are offered without a front-end sales charge and are not subject to a contingent deferred sales charge (CDSC).

▪   Class NAV shares are not subject to Rule 12b-1 fees.

▪   Class NAV shares have no minimum investment requirement.

▪   Class NAV shares are sold to John Hancock funds of funds, and may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates and to the issuers of interests in the John Hancock Freedom 529 Plan, including the Education Trust of Alaska.

Net Asset Value. All purchases, exchanges, and sales are made at a price based on the next NAV per share (“NAV”) of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time, on each business day that the NYSE is open).

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Redemptions and Exchanges. Class A, Class C, Class I, Class R6 and Class NAV shares of each Fund may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6) or 800-344-1029 (Class NAV). The Funds have the same exchange features.

Commencement Dates. Class A, Class C, Class I, and Class R6 shares of the Acquiring Fund commenced operations on June 7, 2021. Class NAV shares of the Acquiring Fund commenced operations on October 17, 2005 and ceased operations on April 17, 2019. Class 1 shares of the Acquiring Fund, which is not involved in the Reorganization, commenced operations on October 17, 2005. Class A, Class I, and Class NAV shares of the Target Fund commenced operations on November 2, 2009, and Class C and Class R6 shares of the Target Fund commenced operations on June 27, 2014 and March 27, 2015, respectively. Class R2, Class R4, and Class R5 shares of the Target Fund have not commenced operations and are not involved in the Reorganization.

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion describes the Funds’ principal risks.

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Floating rate loans risk. Floating rate loans are generally rated below investment-grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments.

LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual

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use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Principal Risks Specific to John Hancock Short Duration Credit Opportunities Fund (listed in alphabetical order)

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, total return swaps, and interest-rate swaps. Futures contracts and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Inflation-protected securities risk. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Principal Risks Specific to John Hancock Opportunistic Fixed Income Fund (listed in alphabetical order)

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, foreign currency swaps, total return swaps, futures contracts, options on futures, interest-rate swaps, inverse floating-rate securities, options, reverse repurchase agreements, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.

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Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.

Short sales risk. In a short sale, a fund pays interest on a borrowed security. The fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.

COMPARISON OF EXPENSES

The pro forma total annual operating expenses of the Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund to be issued in the Reorganization are expected to be higher than the expenses of the Class C, Class I, Class R6 and Class NAV shares of the Target Fund to be exchanged, respectively, before expense waivers, and to be lower than the expenses of the Class A, Class C, Class I, Class R6 and Class NAV shares of the Target Fund to be exchanged, respectively, after expense waivers. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 1.21%, 1.96%, 0.96%, 0.85% and 0.84%, respectively, after current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.35%, 2.05%, 1.05%, 0.94% and 0.93%, respectively, after current expense waivers. Additionally, the gross expense ratios of the classes of shares of the Acquiring Fund are expected to be higher than the respective operating expense ratios for the corresponding share class of your fund before expense waivers for Class C, Class I, Class R6 and Class NAV shares. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 2.07%, 2.82%, 1.82%,1.71% and 1.70%, respectively, before current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.36%, 2.06%, 1.06%, 0.95% and 0.94%, respectively, before current expense waivers. On a pro forma basis, for the 12-month period ended February 28, 2021, the Reorganization would result in a $228,400 decrease in combined other operating expenses (including audit fees), due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in $0.01 per share expense decrease. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses. The Class A shares of the Funds involved in the Reorganization are subject to a front-end sales charge, a CDSC on certain purchases, including those of $1 million or more, and a small account fee. The Class C shares of the Funds involved in the Reorganization are subject to a CDSC and a small account fee. The Class I, Class R6 and Class NAV shares of the Funds involved in the Reorganization are not subject to any shareholder fees.

The following expense tables briefly describe the fees and the expenses that shareholders of the Target Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on: (a) expenses paid by Class A, Class C, Class I, Class R6 and Class NAV shares of the Target Fund for the twelve-month period ended January 31, 2021, adjusted for Target Fund assets as of May 10, 2021; (b) expenses paid by Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund for the twelve-month period ended February 28, 2021; and (c) the pro forma expenses of the Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund to be received in the Reorganization for the twelve-month period ended February 28, 2021 (showing the effect of the Reorganization had it occurred at the beginning of that period, on March 1, 2020). The Fund’s expenses after the Reorganization may be greater or less than those shown. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

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The following table illustrates the anticipated changes in operating expenses expected as a result of the Reorganization.

Target Fund Class A — Acquiring Fund Class A

Shareholder fees (%)
(fees paid directly from your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class A	Class A	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	2.50	5.00	5.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	0.50 (on certain purchases, including those of $250,000 or more)	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)*	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class A	Class A	Class A
Management fee	0.74%	0.65%	0.65%
Distribution and service (Rule 12b-1) fees	0.30%	0.25%	0.25%
Other expenses	0.31%	1.13%	0.41%
Underlying Fund Fees	0.01%	0.04%	0.04%
Total annual fund operating expenses	1.36%	2.07%	1.35%
Contractual expense reimbursement	(0.01)%[1]	(0.86)%[2]	(0.14)%[2]
Total annual fund operating expenses after expense reimbursements	1.35%	1.21%	1.21%

* Expenses have been restated to reflect current fees and assets.

1 The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Target Fund, Acquiring Fund, combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Target Fund’s and the Acquiring Fund’s reimbursement amounted to 0.01% of the Target Fund’s and the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Target Fund, the Acquiring Fund, and the combined fund, as applicable, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund and the combined fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement,

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“expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) Target Fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the advisor and the Acquiring Fund and combined fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund, the combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Acquiring Fund and the combined fund, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class C — Acquiring Fund Class C

Shareholder fees (%)
(fees paid directly from your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income e Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class C	Class C	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)*	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class C	Class C	Class C
Management fee	0.74%	0.65%	0.65%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.31%	1.13%	0.41%
Underlying Fund Fees	0.01%	0.04%	0.04%
Total annual fund operating expenses	2.06%	2.82%	2.10%
Contractual expense reimbursement	(0.01)%[1]	(0.86)%[2]	(0.14)%[2]
Total annual fund operating expenses after expense reimbursements	2.05%	1.96%	1.96%

* Expenses have been restated to reflect current fees and assets.

1 The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Target Fund, Acquiring Fund, combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Target Fund’s and the Acquiring Fund’s reimbursement amounted to 0.01% of the Target Fund’s and the Acquiring Fund’s average

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daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Target Fund, the Acquiring Fund, and the combined fund, as applicable, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund and combined fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) Target Fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the advisor and the Acquiring Fund and combined fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund, the combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Acquiring Fund and combined fund, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class I — Acquiring Fund Class I

Shareholder fees (%)
(fees paid directly from your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class I	Class I	Class I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small account fee (for fund account balances under $1,000) ($)	None	None	None

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)*	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class I	Class I	Class I
Management fee	0.74%	0.65%	0.65%
Other expenses	0.31%	1.13%	0.41%
Underlying Fund Fees	0.01%	0.04%	0.04%
Total annual fund operating expenses	1.06%	1.82%	1.10%
Contractual expense reimbursement	(0.01)%[1]	(0.86)%[2]	(0.14)%[2]
Total annual fund operating expenses after expense reimbursements	1.05%	0.96%	0.96%

* Expenses have been restated to reflect current fees and assets.

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1 The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Target Fund, Acquiring Fund, combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Target Fund’s and the Acquiring Fund’s reimbursement amounted to 0.01% of the Target Fund’s and the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Target Fund, the Acquiring Fund, and the combined fund, as applicable, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund and combined Fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) Target Fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the advisor and the Acquiring Fund and combined fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund, the combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Acquiring Fund and the combined fund, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class R6 — Acquiring Fund Class R6

Shareholder fees (%)
(fees paid directly from your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small account fee (for fund account balances under $1,000) ($)	None	None	None

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)*	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Management fee	0.74%	0.65%	0.65%
Other expenses	0.20%	1.02%	0.30%
Underlying Fund Fees	0.01%	0.04%	0.04%
Total annual fund operating expenses	0.95%	1.71%	0.99%
Contractual expense reimbursement	(0.01)%[1]	(0.86)%[2]	(0.14)%[2]
Total annual fund operating expenses after expense reimbursements	0.94%	0.85%	0.85%
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* Expenses have been restated to reflect current fees and assets.

1 The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Target Fund, Acquiring Fund, combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Target Fund’s and the Acquiring Fund’s reimbursement amounted to 0.01% of the Target Fund’s and the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Target Fund, the Acquiring Fund, and the combined fund, as applicable, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund and combined fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) Target Fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the advisor and the Acquiring Fund and combined fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund, the combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Acquiring Fund and the combined fund, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class NAV — Acquiring Fund Class NAV

Shareholder fees (%)
(fees paid directly from your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class NAV	Class NAV	Class NAV
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
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Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)*	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class NAV	Class NAV	Class NAV
Management fee	0.74%	0.65%	0.65%
Other expenses	0.19%	1.01%	0.29%
Underlying Fund Fees	0.01%	0.04%	0.04%
Total annual fund operating expenses	0.94%	1.70%	0.98%
Contractual expense reimbursement	(0.01)%[1]	(0.86)%[2]	(0.14)%[2]
Total annual fund operating expenses after expense reimbursements	0.93%	0.84%	0.84%

* Expenses have been restated to reflect current fees and assets.

1 The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Target Fund, Acquiring Fund, combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Target Fund’s and the Acquiring Fund’s reimbursement amounted to 0.01% of the Target Fund’s and the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Target Fund, the Acquiring Fund, and the combined fund, as applicable, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Target Fund and combined fund in an amount equal to the amount by which expenses of the fund exceed 0.80% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) Target Fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the advisor and the Target Fund and combined fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Acquiring Fund, the combined fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the Acquiring Fund’s reimbursement amounted to 0.01% of the Acquiring Fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the Acquiring Fund and the combined fund, and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund, based on: (a) expenses paid by Class A, Class C, Class I, Class R6 and Class NAV shares of the Target Fund for the twelve-month period ended January 31, 2021, adjusted for Target Fund assets as of May 10, 2021, the end of the Target Fund’s most recently completed fiscal period; (b) expenses paid by Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund for the twelve-month period ended February 28, 2021, the end of the Acquiring Fund’s most recently completed fiscal period; and (c) the pro forma expenses of the Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund to be received in the Reorganization as of February 28, 2021 (showing the effect of the Reorganization had it occurred on March 1, 2020, the beginning of the twelve month fiscal year ended February 28, 2021).

The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples reflect the contractual expense waiver only for the duration of the waivers reflected in the Annual Fund Operating Expenses tables above. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.

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	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	A	A	A
Year 1	$384	$617	$617
Year 3	$669	$1,037	$893
Year 5	$975	$1,483	$1,190
Year 10	$1,843	$2,715	$2,031

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)		John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)		John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	C - Sold	C – Not Sold	C - Sold	C – Not Sold	C - Sold	C – Not Sold
Year 1	$308	$208	$299	$199	$299	$199
Year 3	$645	$645	$793	$793	$644	$644
Year 5	$1,108	$1,108	$1,413	$1,413	$1,116	$1,116
Year 10	$2,210	$2,210	$2,905	$2,905	$2,228	$2,228

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	I	I	I
Year 1	$107	$98	$98
Year 3	$336	$489	$336
Year 5	$584	$905	$593
Year 10	$1,293	$2,067	$1,328

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	R6	R6	R6
Year 1	$96	$87	$87
Year 3	$302	$455	$301
Year 5	$525	$847	$533
Year 10	$1,165	$1,948	$1,200

	John Hancock Short Duration Credit Opportunities Fund (Target Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	NAV	NAV	NAV
Year 1	$95	$86	$86
Year 3	$299	$452	$298
Year 5	$519	$842	$528
Year 10	$1,154	$1,937	$1,189
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PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal period ended January 31, 2021, the Target Fund’s portfolio turnover rate was 33% of the average value of its portfolio and during the fiscal period ended February 28, 2021 the Acquiring Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

COMPARISON OF ADVISORY ARRANGEMENTS

Your Fund’s and the Acquiring Fund’s advisory agreements are substantially identical. As noted in the table under “Investment Subadvisor,” JHIM serves as the investment advisor for each Fund, Stone Harbor serves as the Target Fund’s subadvisor and Wellington serves as the Acquiring Fund’s subadvisor.

Aggregate net assets refers to the assets of the applicable Fund together with the assets of any other applicable fund identified in the advisory agreement.

John Hancock Short Duration Credit Opportunities Fund (Target Fund)

Annual Percentage Rate	Advisory Fee Breakpoint
0.740%	— First $250 million
0.700%	— Next $500 million; and
0.675%	— Excess over $750 million

John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)

Annual Percentage Rate	Advisory Fee Breakpoint
0.650%	— First $1 billion
0.625%	— Excess over $1 billion

For the twelve-month period ended January 31, 2021, adjusted for Target Fund assets as of May 10, 2021, the Target Fund paid an effective annual advisory fee of 0.73% (including any waivers and/or reimbursements) and the period ended February 28, 2021 the Acquiring Fund paid an effective annual advisory fee of 0.00% (including any waivers and/or reimbursements).

JHIM, and not either of the Funds, pays subadvisory fees to Stone Harbor and Wellington, the Target Fund’s and Acquiring Fund’s subadvisor, respectively.

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Stone Harbor Subadvisory Agreement

On June 28, 2021, Virtus Investment Partners, Inc. (“Virtus”) announced that it had entered into an agreement to acquire Stone Harbor and that it expects the deal to close in the fourth quarter of 2021, which will result in the change in ownership of Stone Harbor (the “Virtus Transaction”). As a result of the Virtus Transaction, the subadvisory agreement between Stone Harbor and JHIM with respect to the Fund will automatically terminate on the effective date of the Virtus Transaction.

To the extent that the Virtus Transaction closes before the Closing Date of the Reorganization, JHIM will present a new subadvisory agreement with Stone Harbor to the Board at its September meeting to be effective as of the close of the Virtus Transaction (the “New Subadvisory Agreement”). JHIM expects the Board to approve the New Subadvisory Agreement to ensure consistency of the Target Fund’s management through the Closing Date of the proposed Reorganization. Pursuant to the New Sub-Advisory Agreement, it is expected that there will be no changes in the nature, extent or quality of the subadvisory services provided by Stone Harbor, or in the portfolio management of the Target Fund with respect to the assets it manages. If the Reorganization is not approved by shareholders the Target Fund, the Board will consider next steps.

Comparison of Fund Performance

The Acquiring Fund is expected to be the accounting and performance survivor following the Reorganization. The past performance records of the Funds, including calendar year total returns and average annual total returns through December 31, 2020, are set forth under “Funds’ Past Performance” beginning on page 32 of this Proxy/Prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪	The Reorganization is scheduled to occur after the close of regularly scheduled trading on the NYSE, on December 10, 2021 (the “Closing Date”), but may occur on any later date agreed to by the Target Fund and the Acquiring Fund. The Target Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Target Fund’s liabilities. This will result in the addition of the Target Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern Time, on the Closing Date.
▪	The Acquiring Fund will issue Class A shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class A shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class A shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of the Target Fund will become Class A shareholders of the Acquiring Fund.
▪	The Acquiring Fund will issue Class C shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class C shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class C shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of the Target Fund will become Class C shareholders of the Acquiring Fund.
▪	The Acquiring Fund will issue Class I shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class I shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class I shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class I shareholders of the Target Fund will become Class I shareholders of the Acquiring Fund.
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▪	The Acquiring Fund will issue Class R6 shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class R6 shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class R6 shareholders of the Target Fund will become Class R6 shareholders of the Acquiring Fund.
▪	The Acquiring Fund will issue Class NAV shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class NAV shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class NAV shareholders of the Target Fund will become Class NAV shareholders of the Acquiring Fund.
▪	After the shares are issued, the existence of the Target Fund will be terminated.
Reasons for the Reorganization
The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Target Fund by allowing shareholders of the Target Fund to pursue a similar investment objective in a larger combined fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Target Fund currently have similar investment objectives, each Fund invests primarily in fixed income securities across multiple asset types, geographies, credit tiers, and time horizons. Each Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The Funds’ Trustees review each of the various funds in the John Hancock Funds complex on an ongoing basis as part of their fiduciary responsibilities. The Board considered that the Acquiring Fund has underperformed the Target Fund for the year-to date for the four months ended April 30, 2021, the one-, five- and the ten-year trailing periods ended April 30, 2021. The Acquiring Fund outperformed the Target Fund over the three-year trailing period ended April 30, 2021. The Board also considered that prior to February 28, 2020, the Acquiring Fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington. The Acquiring Fund’s performance shown below might have differed materially had Wellington managed the Acquiring Fund prior to February 28, 2020. After review and analysis, the Adviser recommended, and the Board concluded, that the Acquiring Fund would offer investors a fixed income-investment style similar to that of the Target Fund, with higher gross expenses and lower net expenses after expense waivers and before expense waivers for Class A shares, the potential for lower future expenses and the potential for better future performance. As a result, the Board believes that the proposed Reorganization, as well as combining the assets of both Funds resulting in economies of scale, is in the best interests of the Target Fund and its shareholders.

The expense ratios of the Acquiring Fund shares received in the Reorganization as of February 28, 2021 were higher than those of the corresponding share class of the Target Fund before expense waivers, and lower for the corresponding share class of the Target Fund before expense waivers for Class A shares. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 1.21%, 1.96%, 0.96%, 0.85% and 0.84%, respectively, after current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.35%, 2.05%, 1.05%, 0.94% and 0.93%, respectively, after current expense waivers. Additionally, the gross expense ratios of the classes of shares of the acquiring fund are expected to be higher than the respective operating expense ratios for the corresponding share class of your fund before expense waivers for Class C, Class I, Class R6 and Class NAV shares. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 2.07%, 2.82%, 1.82%, 1.71% and 1.70%, respectively, before current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.36%, 2.06%, 1.06%, 0.95% and 0.94%, respectively, before current expense waivers. In addition, the Target Fund’s advisory fee schedule is higher than that of the Acquiring Fund. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

25

Board Consideration of the Reorganization

The Board, including the Trustees of Target Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or of JHIM (“Independent Trustees”), considered the Reorganization at its meeting held on June 24, 2021, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 24, 2021 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Target Fund in the Reorganization is in the best interests of the Target Fund, as well as in the best interests of the Target Fund’s shareholders, and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization and recommend its approval to shareholders of the Target Fund, the Board considered, with respect to the Reorganization, the following factors, among others:
(1) the compatibility of the investment objectives, policies and risks of the Target and Acquiring Funds;
(2) the comparative historical performance of the Target and the Acquiring Funds;
(3) any advantages to shareholders of the Target Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;
(4) the prospects for growth, and for achieving economies of scale, of the combined Target and Acquiring Funds;
(5) the expense ratios, both before and after any current expense waivers, and available information regarding the fees and expenses of the Target and Acquiring Funds;
(6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund;
(7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;
(8) that the direct costs of the Reorganization will be borne by the Target Fund;
(9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization;
(10) the tax consequences of the Reorganization, including considering the tax consequences generally to the Target and Acquiring Funds’ respective shareholders; and
(11) possible alternatives to the Reorganization, including the liquidation of the Target Fund or possible mergers with other funds.

With respect to comparative historical performance, the Board conducted a detailed performance and risk review of each Fund and reviewed information as of April 30, 2021, including the following comparison of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares and the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares for the year-to-date as of April 30, 2021. The Board considered that the Acquiring Fund has underperformed the Target Fund for the year-to date for the four months ended April 30, 2021, the one-, five- and the ten-year trailing periods ended April 30, 2021. The Acquiring Fund outperformed the Target Fund over the three-year trailing period ended April 30, 2021. The Board noted that prior to February 28, 2020, the Acquiring Fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington. The Acquiring Fund’s performance shown below might have differed materially had Wellington managed the Acquiring Fund prior to February 28, 2020. The Acquiring Fund is expected to be the accounting and performance survivor following the Reorganization.

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Average Annual Total Returns
(As of April 30, 2021)

John Hancock Short Duration Credit Opportunities Fund, Class A

	1 Year	3 Years	5 Years	10 Years
John Hancock Short Duration Credit Opportunities Fund	10.58%	3.02%	3.25%	2.51%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	3.80%	4.50%	3.05%	2.83%

Year-to-Date Total Return. The total return for Class A shares for the four months ended April 30, 2021, was -1.61%.

John Hancock Opportunistic Fixed Income Fund, Class A

As of the date of the Acquiring Fund’s currently effective prospectus, Class A shares of the Acquiring Fund had not commenced operations, the returns shown are those of Class 1 shares, except that they include any sales charges.

	1 Year	3 Years	5 Years	10 Years
John Hancock Opportunistic Fixed Income Fund	3.31%	2.88%	2.59%	2.50%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	0.15%	4.54%	3.31%	3.87%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.95%	3.79%	2.64%	2.05%

Year-to-Date Total Return. The total return for Class A shares for the four months ended April 30, 2021, was -6.77%.

John Hancock Short Duration Credit Opportunities Fund, Class C

	1 Year	3 Years	5 Years	10 Years
John Hancock Short Duration Credit Opportunities Fund	11.67%	3.19%	3.06%	2.28%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	3.80%	4.50%	3.05%	2.83%
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Year-to-Date Total Return. The total return for Class C shares for the four months ended April 30, 2021, was -0.33%.

John Hancock Opportunistic Fixed Income Fund, Class C

As of the date of the Acquiring Fund’s currently effective prospectus, Class C shares of the Acquiring Fund had not commenced operations, the returns shown are those of Class 1 shares, except that they include any sales charges.

	1 Year	3 Years	5 Years	10 Years
John Hancock Opportunistic Fixed Income Fund	7.75%	4.66%	3.65%	3.03%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	0.15%	4.54%	3.31%	3.87%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.95%	3.79%	2.64%	2.05%

Year-to-Date Total Return. The total return for Class C shares for the four months ended April 30, 2021, was -2.82%.

John Hancock Short Duration Credit Opportunities Fund, Class I

	1 Year	3 Years	5 Years	10 Years
John Hancock Short Duration Credit Opportunities Fund	13.94%	4.22%	4.09%	3.08%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	3.80%	4.50%	3.05%	2.83%

Year-to-Date Total Return. The total return for Class I shares for the four months ended April 30, 2021, was 1.00%.

John Hancock Opportunistic Fixed Income Fund, Class I

As of the date of the Acquiring Fund’s currently effective prospectus, Class I shares of the Acquiring Fund had not commenced operations, the returns shown are those of Class 1 shares, except that they include any sales charges.

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	1 Year	3 Years	5 Years	10 Years
John Hancock Opportunistic Fixed Income Fund	8.75%	4.66%	3.65%	3.03%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	0.15%	4.54%	3.31%	3.87%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.95%	3.79%	2.64%	2.05%

Year-to-Date Total Return. The total return for Class I shares for the four months ended April 30, 2021, was -1.84%.

John Hancock Short Duration Credit Opportunities Fund, Class R6

	1 Year	3 Years	5 Years	10 Years
John Hancock Short Duration Credit Opportunities Fund	13.92%	4.34%	4.20%	3.04%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	3.80%	4.50%	3.05%	2.83%

Year-to-Date Total Return. The total return for Class R6 shares for the four months ended April 30, 2021, was 1.03%.

John Hancock Opportunistic Fixed Income Fund, Class R6

As of the date of the Acquiring Fund’s currently effective prospectus, Class R6 shares of the Acquiring Fund had not commenced operations, the returns shown are those of Class 1 shares, except that they include any sales charges.

	1 Year	3 Years	5 Years	10 Years
John Hancock Opportunistic Fixed Income Fund	8.75%	4.66%	3.65%	3.03%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	0.15%	4.54%	3.31%	3.87%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.95%	3.79%	2.64%	2.05%
29

Year-to-Date Total Return. The total return for Class R6 shares for the four months ended April 30, 2021, was -1.84%.

John Hancock Short Duration Credit Opportunities Fund, Class NAV

	1 Year	3 Years	5 Years	10 Years
John Hancock Short Duration Credit Opportunities Fund	14.05%	4.38%	4.23%	3.24%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	3.80%	4.50%	3.05%	2.83%

Year-to-Date Total Return. The total return for Class NAV shares for the four months ended April 30, 2021, was 1.14%.

John Hancock Opportunistic Fixed Income Fund, Class NAV

As of the date of the Acquiring Fund’s currently effective prospectus, Class NAV shares of the Acquiring Fund had not commenced operations, the returns shown are those of Class 1 shares, except that they include any sales charges. Class NAV shares commenced operations on October 17, 2005 and ceased operations on April 17, 2019. Returns shown after Class NAV shares ceased operations are those of Class 1 shares.

	1 Year	3 Years	5 Years	10 Years
John Hancock Opportunistic Fixed Income Fund	8.75%	4.66%	3.65%	3.03%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	0.15%	4.54%	3.31%	3.87%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.95%	3.79%	2.64%	2.05%

Year-to-Date Total Return. The total return for Class NAV shares for the four months ended April 30, 2021, was -1.84%.

The Acquiring Fund is expected to be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Target Fund.
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First, a combined fund offers potential economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

Second, the Reorganization would permit the Target Fund’s shareholders to pursue a similar investment objective in a fund with substantially similar principal investment strategies, potential for better future performance, with comparable risk, and lower total expenses after waivers. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the operating expense ratio of Class A shares of the Acquiring Fund to be received in the Reorganization is expected to be lower than the operating expense ratio for the Class A shares of the Target Fund, both before and after expense waivers, the operating expense ratio of Class C shares of the Acquiring Fund to be received in the Reorganization is expected to be lower than the operating expense ratio for the Class C shares of the Target Fund, after expense waivers, the operating expense ratio of Class I shares of the Acquiring Fund to be received in the Reorganization is expected to be lower than the operating expense ratio for the Class I shares of the Target Fund, after expense waivers, the operating expense ratio of Class R6 shares of the Acquiring Fund to be received in the Reorganization is expected to be lower than the operating expense ratio for Class R6 shares of the Target Fund, after expense waivers, and the operating expense ratio of Class NAV shares of the Acquiring Fund to be received in the Reorganization is expected to be lower than the operating expense ratio for Class NAV shares of the Target Fund, after expense waivers. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 1.21%, 1.96%, 0.96%, 0.85% and 0.84%, respectively, after current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.35%, 2.05%, 1.05%, 0.94% and 0.93%, respectively, after current expense waivers. Additionally, the gross expense ratios of the classes of shares of the Acquiring Fund are expected to be higher than the respective operating expense ratios for the corresponding share class of the Target Fund before expense waivers for Class A, Class C, Class I, Class R6 and Class NAV shares. Specifically, the expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of February 28, 2021 were 2.07%, 2.82%, 1.82%,1.71% and 1.70%, respectively, before current expense waivers, whereas the expense ratios of the Target Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of May 10, 2021 were 1.36%, 2.06%, 1.06%, 0.95% and 0.94%, respectively, before current expense waivers. In addition, the Acquiring Fund’s advisory fee schedule is lower than the Target Fund’s advisory fee schedule. Over the longer term, the potential for increased asset size of the combined fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Fourth, the Acquiring Fund has underperformed the Target Fund for the year-to-date for the four months ended April 30, 2021, the one-, five- and the ten-year trailing periods ended April 30, 2021. The Acquiring Fund outperformed the Target Fund over the three-year trailing period ended April 30, 2021. Although it is understood that no assurances may be given that the combined fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund is expected to be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

Fifth, shareholders of the Acquiring Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. Wellington is currently the subadvisor to the Acquiring Fund and, following the Reorganization, is expected to continue to provide investment advisory services and personnel to the combined fund of at least the same quality as the services it currently provides to the Acquiring Fund. The same individuals that currently serve as the portfolio managers of the Acquiring Fund are expected to continue to act as the portfolio managers of the combined fund after the Reorganization.

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FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for the Funds, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how total returns have varied from year to year for each Fund’s Class A shares for a full calendar year. The table under “Average annual total returns” shows average annual total returns over time for each Fund’s Class A shares, compared with a broad-based securities market index, both before and after taxes. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The Acquiring Fund underperformed the Target Fund for the year-to-date, one-, five-, and the ten-year periods ended April 30, 2021. The Acquiring Fund outperformed the Target Fund over the three-year trailing period ended April 30, 2021.

Target Fund’s Past Performance

Class A, Class I, and Class NAV shares commenced operations on November 2, 2009, and Class C and Class R6 shares commenced operations on June 27, 2014 and March 27, 2015, respectively. Returns shown prior to a share class’s commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class C and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.

Prior to March 28, 2013, the Target Fund was not open to investment by the general public. Performance prior to this date does not reflect additional expenses associated with publicly offering the fund’s shares.

Calendar year total returns for Class A Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Short Duration Credit Opportunities Fund

(Target Fund)

Year-to-date total return: the Target Fund’s total return for the six months ended June 30, 2021, was 1.16%.

Best quarter:    9.69% (Quarter ended June 30, 2020)

Worst quarter:  -10.05% (Quarter ended March 31, 2020)

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Calendar year total returns for Class NAV Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Short Duration Credit Opportunities Fund

(Target Fund)

Year-to-date total return: the Target Fund’s total return for the six months ended June 30, 2021, was 1.47%.

Best quarter:    9.80% (Quarter ended June 30, 2020)

Worst quarter:  -9.94% (Quarter ended March 31, 2020)

Acquiring Fund’s Past Performance

Class 1 shares commenced operations on October 17, 2005. Because Class A, Class C, Class I, and Class R6 shares of the Acquiring Fund had only commenced operations on June 7, 2021, the returns shown are those of Class 1 shares, except that they include any sales charges. Class NAV shares commenced operations on October 17, 2005 and ceased operations on April 17, 2019. Returns shown after Class NAV shares ceased operations are those of Class 1 shares. Returns for Class A, Class C, Class I, Class R6 and Class NAV shares would have been substantially similar to returns of Class 1 shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class 1 shares for the periods shown, performance would have been lower.

Prior to February 28, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington. The fund’s performance shown below might have differed materially had Wellington managed the fund prior to February 28, 2020.

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Calendar year total returns for Class A Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Opportunistic Fixed Income Fund

(Acquiring Fund)

Year-to-date total return: the Acquiring Fund’s total return for the six months ended June 30, 2021, was -0.59%.

Best quarter:    8.53% (Quarter ended June 30, 2020)

Worst quarter:  -7.61% (Quarter ended December 31, 2016)

Calendar year total returns for Class R6 Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Opportunistic Fixed Income Fund

(Acquiring Fund)

Year-to-date total return: the Acquiring Fund’s total return for the six months ended June 30, 2021, was -0.59%.

Best quarter:    8.53% (Quarter ended June 30, 2020)

Worst quarter:  -7.61% (Quarter ended December 31, 2016)

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Calendar year total returns for Class NAV Shares through December 31, 2020 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Opportunistic Fixed Income Fund

(Acquiring Fund)

Year-to-date total return: the Acquiring Fund’s total return for the six months ended June 30, 2021, was -0.59%.

Best quarter:    8.53% (Quarter ended June 30, 2020)

Worst quarter:  -7.61% (Quarter ended December 31, 2016)

Average annual total returns for periods ended December 31, 2020 (%)

Please note that after-tax returns (shown for Class A and Class NAV shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary. The returns for Class A shares for the Target Fund have been adjusted to reflect the reduction in maximum sales charges from 4.50% to 2.50%, effective February 3, 2014.

John Hancock Short Duration Credit Opportunities Fund (Target Fund)

	1 Year	5 Year	10 Year
Class A (before tax)	2.31%	3.67%	2.69%
after tax on distributions	1.28%	2.33%	1.28%
after tax on distributions, with sale	1.33%	2.20%	1.44%
Class C	3.25%	3.51%	2.49%
Class I	5.30%	4.55%	3.27%
Class R6	5.41%	4.67%	3.21%
Class NAV	5.32%	4.65%	3.42%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	5.19%	3.54%	3.04%

Average annual total returns for periods ended December 31, 2020 (%)

Please note that after-tax returns (shown for Class A and Class NAV shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)

	1 Year	5 Year	10 Year
Class A (before tax)	6.11%	4.56%	3.17%
after tax on distributions	3.98%	3.48	2.21%
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	1 Year	5 Year	10 Year
after tax on distributions, with sale	3.61%	3.04	2.05%
Class C	10.65%	5.64%	3.70%
Class I	11.65%	5.64%	3.70%
Class R6	11.65%	5.64%	3.70%
Class NAV	8.75%	3.68%	3.08%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deduction for fees, expenses, or taxes)	5.58%	4.49%	4.18%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	9.20%	4.79%	2.83%

FURTHER INFORMATION ON THE REORGANIZATION

Tax Consequences of the Reorganization

The Reorganization is intended not to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Target Fund, or the shareholders of the Target Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Target Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Target Fund, or (2) the distribution by the Target Fund of the Acquiring Fund shares to the Target Fund’s shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Target Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Target Fund and the assumption of substantially all of the Target Fund’s liabilities by the Acquiring Fund;
▪	Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;
▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Target Fund’s tax holding period for those assets;
▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Target Fund shares solely for Acquiring Fund shares as part of the Reorganization;
▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares you surrender in exchange therefore;
▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Target Fund shares you surrender in the exchange, provided that you hold the Target Fund shares as capital assets on the date of the exchange; and
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▪	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Target Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Target Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the Closing Date, the Target Fund will and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), through the Closing Date. These distributions will be taxable to shareholders.

Prior to the Reorganization, the Target Fund is expected to sell approximately 99.5% of its investments and invest the proceeds of such sales in treasury instruments or hold cash and/or cash equivalents. Sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $437,875 (0.25%, or $0.02 per share), resulting in anticipated capital loss of $486,444 ($0.02 per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to result in brokerage commissions of approximately $31,738 (0.02%, or less than $0.01 per share), resulting in anticipated capital loss of $427,696 ($0.02 per share).

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareholders.

As of June 30, 2021, the Target Fund had net unrealized appreciation equal to approximately 0.00% of its net assets, and the Acquiring Fund had net unrealized appreciation equal to approximately 0.05% of its net assets. As of its fiscal year end on July 31, 2020, the Target Fund had $86,561,991 of capital loss carryforwards (both short-term and long-term) and at its fiscal year end on August 31, 2020, the Acquiring Fund had $5,788,221 of capital loss carryforwards (both short-term and long-term).

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The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Target Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Target Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 9).

The obligations of the Target Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Target Fund, in accordance with the provisions of the Target Fund’s amended and restated declaration of trust and the amended and restated by-laws. The obligations of the Target Fund and the Acquiring Fund are also subject to the receipt of an opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, Sections 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board may terminate the Agreement (even if the shareholders of the Target Fund have already approved it) at any time before the Reorganization date, if the Board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization will be borne by the Target Fund. These costs are estimated to be approximately $190,105 and are comprised of audit and legal expenses.

Notwithstanding the foregoing, the Target Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in Section 5 of the Agreement. Prior to the Reorganization, the Target Fund is expected to sell approximately 99.5% of its investments and invest the proceeds of such sales in treasury instruments or hold cash and/or cash equivalents. Sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $437,875 (0.25%, or $0.02 per share), resulting in anticipated capital loss of $486,444 ($0.02 per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to result in brokerage commissions of

38

approximately $31,738 (0.02%, or less than $0.01 per share), resulting in anticipated capital loss of $427,696 ($0.02 per share). The Target Fund will benefit from economies of scale that may lead to lower per-share fund expenses in the future, and the potential for improved performance. Therefore, the Target Fund is expected to be the primary beneficiary in the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of May 10, 2021 and February 28, 2021, respectively, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred a year earlier, on March 1, 2020.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Target Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
John Hancock Short Duration Credit Opportunities Fund (Target Fund)	$84,592,059	A	$9.87	8,570,903
	$3,188,609	C	$9.87	323,093
	$52,903,642	I	$9.86	5,367,394
	$7,235,089	R6	$9.87	733,129
	$35,910,289	NAV	$9.88	3,636,011
	$183,829,688	Total Net Assets		18,630,530
John Hancock Opportunistic Fixed Income Fund (Acquiring Fund)	$0	A1	N/A	0
	$0	C1	N/A	0
	$0	I1	N/A	0
	$0	R6[1]	N/A	0
	$0	NAV[1]	N/A	0
	$40,231,428	1[2]	$13.37	3,008,259
	$40,231,428	Total Net Assets		3,008,259
Reduction in net assets and net asset values per share of the Target Fund to reflect portfolio trading costs, and decrease in outstanding shares relative to net asset value upon the Reorganization.	$(87,480)	A	$(0.01)	(2,250,441)
	$(3,297)	C	$(0.01)	(84,850)
	$(54,710)	I	$(0.01)	(1,414,594)
	$(7,482)	R6	$(0.01)	(192,545)
	$(37,136)	NAV	$(0.01)	(952,903)
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Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
John Hancock Opportunistic Fixed Income Fund (Acquiring Fund) (pro forma assuming Reorganization)	$84,504,579	A	$13.37	6,320,462
	$3,185,312	C	$13.37	238,243
	$52,848,932	I	$13.37	3,952,800
	$7,227,607	R6	$13.37	540,584
	$35,873,153	NAV	$13.37	2,683,108
	$40,231,428	1[2]	$13.37	3,008,259
	$223,871,011	Total Net Assets		16,743,456
[1]	Class A, C, I, R6, and NAV shares of the Acquiring Fund had not launched as of February 28, 2021 and therefore had no assets.
[2]	Class 1 shares of the Acquiring Fund are not participating in the Reorganization.

If the Reorganization had taken place on March 1, 2021, in accordance with the Agreement, approximately 6,320,462 Acquiring Fund Class A shares would have been issued to holders of the Target Fund Class A shares in exchange for each Class A share held; approximately 238,243 Acquiring Fund Class C shares would have been issued to holders of the Target Fund Class C shares in exchange for each Class C share held; approximately 3,952,800 Acquiring Fund Class I shares would have been issued to holders of the Target Fund Class I shares in exchange for each Class I share held; approximately 540,584 Acquiring Fund Class R6 shares would have been issued to holders of the Target Fund Class R6 shares in exchange for each Class R6 share held; and approximately 2,683,108 Acquiring Fund Class NAV shares would have been issued to holders of the Target Fund Class NAV shares in exchange for each Class NAV share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund. The headings are the same in each Fund’s prospectus.

Type of Information	Headings in the Prospectus
Investment objective and policies	• Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks • Principal Investment Strategies; Principal Risks of Investing
Portfolio management	• Fund Summary: Portfolio Management • Fund Details: Investment Advisor; Subadvisor
Expenses	• Fund Summary: Fees and Expenses • Fund Details: Additional information about fund expenses
Custodian	• Fund Details: Custodian
Shares of beneficial interest	• Your Account: Choosing an Eligible Share Class; Class Cost Structure; How Sales Charges for Class A and Class C Shares are Calculated; Sales Charge Reductions and Waivers
40

Type of Information	Headings in the Prospectus
Purchase of shares, Redemption or sale of shares	• Your Account: Buying Shares; Selling Shares; Transaction Policies; Additional Investor Services
Dividends, distributions, and taxes	• Your Account: Dividends and Account Policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Target Fund and the Acquiring Fund. The Board also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

CONFLICTS OF INTEREST

Although the expected management fee rate of the Acquiring Fund after the Reorganization will be lower than the management fee rate currently paid by shareholders of the Target Fund, JHIM is nonetheless expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or
(2)	more than 50% of the outstanding voting securities of the Target Fund.
Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
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Shares	Quorum	Voting
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If your proxy is not received on a timely basis, it will not be counted. If the required approval of the Target Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHIM, and its transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $38,000, which will be borne by the Target Fund.

Revoking Proxies

The Target Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Target Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909;
▪	By returning a duly executed proxy with a later date before the time of the meeting; or
▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote at the meeting, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of August 23, 2021 (the “record date”), the numbers of shares of beneficial interest of the Target Fund outstanding were as follows:

Shares Outstanding
Class A	[ ]
Class C	[ ]
Class I	[ ]
Class R6	[ ]
Class NAV	[ ]
Total	[ ]

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Target Fund that are entitled to vote, present at the meeting or represented by proxy, will be considered a quorum for the transaction of business.

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Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Target Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or at the meeting, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHIM or Signature Services, or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the Target Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.
▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.
▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.
▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You may also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote at the meeting if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the Proxy/Prospectus and have your proxy card(s) at hand.
▪	Go to the website on the proxy card(s).
▪	Enter the control number found on your proxy card(s).
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▪	Follow the instructions on the website. Please call us at 800-225-5291 (Class A and Class C), 888-972-8696 (Class I and Class R6) or 800-344-1029 (Class NAV) if you have any problems.
▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of August 23, 2021, the Trustees and officers of the Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.

To the knowledge of the management team of each Fund, as of August 23, 2021, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Target Fund can control the Target Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
John Hancock Short Duration Credit Opportunities Fund
A		[ ]%	[ ]
C		[ ]%	[ ]
I		[ ]%	[ ]
R6		[ ]%	[ ]
NAV		[ ]%	[ ]
John Hancock Opportunistic Fixed Income Fund
A		[ ]%	[ ]
C		[ ]%	[ ]
I		[ ]%	[ ]
R6		[ ]%	[ ]
NAV		[ ]%	[ ]

EXPERTS

The financial highlights and financial statements of the Target Fund, included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2020 (File No. 811-21779), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements, in addition to the

44

unaudited financial highlights and financial statements of the Target Fund, included in the Target Fund’s Semiannual Report to Shareholders for the six months ended January 31, 2021 (File No. 811-21779), have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Target Fund.

The financial highlights and financial statements of the Acquiring Fund, included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2020 (File No. 811-21779), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements, in addition to the unaudited financial highlights and financial statements of the Acquiring Fund, included in the Acquiring Fund’s Semiannual Report to Shareholders for the six months ended February 28, 2021 (File No. 811-21779), have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Acquiring Fund.

Each Fund will furnish, without charge, a copy of its most recent Annual and Semiannual Report to any shareholder upon request.

The Annual Report of the Target Fund for the fiscal year ended July 31, 2020 was filed with the SEC on September 18, 2020. The unaudited Semiannual Report of the Target Fund for the six months ended January 31, 2021 was filed on March 12, 2021.

The Annual Report of the Acquiring Fund for the fiscal year ended August 31, 2020 was filed with the SEC on October 30, 2020. The unaudited Semiannual Report of the Acquiring Fund for the six months ended February 28, 2021 was filed on April 29, 2021.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

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EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [Insert Date], 2021, by and between John Hancock Short Duration Credit Opportunities Fund (the “Target Fund”), a series of John Hancock Funds II (the “Trust”), a Massachusetts business trust, and John Hancock Opportunistic Fixed Income Fund (the “Acquiring Fund”), a series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The reorganization will consist of the transfer of all assets of the Target Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the distribution of the Merger Shares to the shareholders of the Target Fund in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.          Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Target Fund that:

(a)       The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Declaration of Trust”), and the 1940 Act.

(c)       The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code, for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)       The Target Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended August 31, [2020], and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm; and (ii) the unaudited semiannual report of the Acquiring Fund for the six months ended [February 28, 2021], which, in each case, fairly presents the financial condition and result of operations of the Acquiring Fund as of the dates of the respective reports, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

A-1

(e)       The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of [August 31, 2020], and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)       The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the “Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Target Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)       Except as has been disclosed in writing to the Target Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)       Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration of Trust or the Trust’s Amended and Restated By-laws, dated June 28, 2005, as may be amended (the “By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Target Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)       There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(j)       No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)       The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Target Fund relating to the meeting of the Target Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

A-2

(l)       The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

(n)       The Merger Shares to be issued to the Target Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class C, Class I, Class R6 and Class NAV shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(o)       At or prior to the Closing Date, the Merger Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Target Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)       At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Target Fund.

(q)       The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.         Representations and Warranties of the Target Fund.

The Trust, on behalf of the Target Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)       The Target Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Target Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Target Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust and the 1940 Act.

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(c)       The Target Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)       The Trust, on behalf of the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the “Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Target Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)       The Acquiring Fund has been furnished with: (i) the annual report of the Target Fund for the fiscal year ended July 31, [2020], and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm; and (ii) the semiannual report of the Target Fund for the six-month fiscal period ended [January 31, 2021], which, in each case, fairly presents the financial condition and result of operations of the Target Fund as of the dates of the respective reports, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)       The Target Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of [July 31, 2020], and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)       Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Target Fund, threatened against the Trust or the Target Fund which assert liability on the part of the Trust or the Target Fund or which materially affect the financial condition of the Trust or the Target Fund or the Trust’s or the Target Fund’s ability to consummate the Reorganization. Neither the Trust nor the Target Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)       There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)       Neither the Trust nor the Target Fund is obligated under any provision of the Declaration of Trust or By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Target Fund and the Acquiring Fund may mutually agree that the Target Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)       The Target Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

A-4

(k)         As used in this Agreement, the term “Target Fund Investments” shall mean:

(i)       the investments of the Target Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)       all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Target Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(l)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)       The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Target Fund,

(i)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)       All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Target Fund (“Target Fund Shares”). In regard to the statement above that the Target Fund Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Target Fund. The Target Fund does not have outstanding any security convertible into any of the Target Fund Shares.

(o)       All of the issued and outstanding shares of the Target Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)       The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(q)       The Target Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

3.         The Reorganization.

(a)       Subject to the requisite approval of the shareholders of the Target Fund, and to the other terms and conditions contained herein, the Target Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring

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Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Target Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

(b)       If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)       nothing herein will require the Target Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Board or the Target Fund’s investment advisor, such disposition would not be in the best interests of the Target Fund; and

(ii)       nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Board or the Acquiring Fund’s investment advisor, such disposition would not be in the best interests of the Acquiring Fund.

(c)       Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on August 1, 2021 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on July 31, 2021.

(d)       The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(e)       The Valuation Time shall be 4:00 P.M., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)       Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)       The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)       The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Declaration of Trust and (b) implement any amendment to the By-laws necessary to consummate the Reorganization.

4.          Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Target Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

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(i)       in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Target Fund attributable to the Target Fund’s Class A shares

(ii)       in the case of Class C shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Target Fund attributable to the Target Fund’s Class C shares

(iii)       in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Target Fund attributable to the Target Fund’s Class I shares

(iv)        in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Target Fund attributable to the Target Fund’s Class R6 shares

(v)       in the case of Class NAV shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Target Fund attributable to the Target Fund’s Class NAV shares.

(b)       The net asset value of the Merger Shares to be delivered to the Target Fund, the value of the assets attributable to the Target Fund Shares, and the value of the liabilities of the Target Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)       The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Target Fund shall be determined by the Acquiring Fund, in cooperation with the Target Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)       No adjustment shall be made in the net asset value of either the Target Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)       The Acquiring Fund shall issue the Merger Shares to the Target Fund. The Target Fund shall promptly distribute the Merger Shares to the shareholders of the Target Fund by establishing open accounts for each Target Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Target Fund shareholders.

(f)       The Acquiring Fund shall assume substantially all of the liabilities of the Target Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Target Fund or otherwise, except for the Target Fund’s liabilities, if any, arising pursuant to this Agreement.

5.       Payment of Expenses.

(a)       Except as otherwise provided in this Section 5, the costs that are incurred in connection with the Reorganization will be borne by the Target Fund. The Target Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)       In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Investment Management LLC, investment advisor to the Target and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)       Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Target Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

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(d)       Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.         Covenants of the Target Fund and the Acquiring Fund.

The Target Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)       Each of the Target Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)       The Trust, on behalf of the Target Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)       In connection with the Target Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Target Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Target Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)       The information to be furnished by the Target Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)       The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of the Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)       Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)        The Trust shall:

(i)       following the consummation of the Reorganization, terminate the Target Fund in accordance with the laws of the Commonwealth of Massachusetts, the Declaration of Trust, the By-laws, the 1940 Act, and any other applicable law;

(ii)       not make any distributions of any Merger Shares other than to the respective Target Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)       on and after the Closing Date not conduct any business on behalf of the Target Fund except in connection with the termination of the Target Fund.

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(i)       Each of the Target Fund and the Acquiring Fund agrees that by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)       Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund, and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Target Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(k)       In connection with the covenant in subsection (j) above, each of the Target Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for such Target Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)       After the Closing Date, the Acquiring Fund on behalf of the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Target Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Target Fund to the extent such expenses have been accrued by the Target Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.       Closing Date.

(a)       Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, assumption of the liabilities of the Target Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Target Fund and Acquiring Fund shall mutually agree, as of the close of business on [December 10,] 2021, or at such other time and date agreed to by the Target Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)       To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)       The Target Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d)       As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

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8.         Conditions of the Target Fund’s Obligations.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)       That the Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board, and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board certified by its Secretary or Assistant Secretary.

(b)       That the Acquiring Fund shall have furnished to the Target Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)       That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Target Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i)       both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)       neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)       the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

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(vi)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)       That the Target Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Target Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)       That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.         Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)       That the Board has determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board and by the affirmative vote of the holders of a majority of the outstanding Target Fund Shares (as defined in the Declaration of Trust); and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board and a certificate setting forth the vote of the holders of the Target Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)       That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Target Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(c)       That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

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(e)       That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)       both the Target Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Target Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

(iv)       neither the execution or delivery by the Trust on behalf of the Target Fund of this Agreement nor the consummation by the Target Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Target Fund as being applicable to the Target Fund; and

(v)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Target Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)       That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Target Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Target Fund, be contemplated by the Commission.

(h)       That the Target Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

(i)       That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)       That prior to the Closing Date the Target Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on August 1, 2020 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on July 31, 2020.

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10.       Termination, Postponement and Waivers.

(a)       Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)       by consent of the Board;

(ii)       by the Board if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board; or

(iii)       by the Board if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board.

(b)       If the Reorganization contemplated by this Agreement has not been consummated by [Insert Date], this Agreement automatically shall terminate on that date, unless a later date is set by the Board.

(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Target Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board, if, in the judgment of the Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e)       The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Target Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Target Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)       If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Target Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.       Indemnification.

(a)       Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened

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(collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)       The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       Other Matters.

(a)       All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)       All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to John Hancock Short Duration Credit Opportunities Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Opportunistic Fixed Income Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)       It is expressly agreed that the obligations of the Trust, on behalf of the Target Fund and the Acquiring Fund, hereunder shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Board, on behalf of the Target Fund and the Acquiring Fund, and signed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust on behalf of the relevant Fund as provided in the Declaration of Trust, as applicable.

A-14

(e)       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

A-15

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II,
on behalf of its series, JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND
and JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND

By:
Name:
Title:

Agreed to and accepted as to Section 5 only:
JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:
Name:
Title:
A-16

Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Investment Management Distributors LLC
MEMBER FINRA

200 Berkeley Street
Boston, MA 02116

1-800-225-5291 (Class A and Class C)
1-888-972-8696 (Class I and Class R6)

1-800-344-1029 (Class NAV)

1-800-231-5469 TTY
1-800-338-8080 EASI-Line

jhinvestments.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION

September [15], 2021

JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND

(the “Target Fund,” a series of John Hancock Funds II)

AND

JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND
(the “Acquiring Fund,” a series of John Hancock Funds II)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated September [15], 2021). This SAI provides additional information about the Target Fund and the Acquiring Fund (the “Funds”). The Target Fund and the Acquiring Fund are each series of John Hancock Funds II (the “Trust”), a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated September [15], 2021, relating to the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Target Fund of proxies to be voted at the Special Meeting of Shareholders of the Target Fund to be held on October 27, 2021.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management LLC

200 Berkeley Street

Boston, Massachusetts 02116

800-225-5291 (Class A and Class C)
888-972-8696 (Class I and Class R6)

800-344-1029 (Class NAV)

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information for the Target Fund dated December 1, 2020 (the “Target Fund SAI”).
2.	The Statement of Additional Information for the Acquiring Fund dated January 1, 2021, (the “Acquiring Fund SAI”).
3.	The Annual Report of the Trust for the fiscal year ended July 31, 2020 with respect to the Target Fund (the “Target Fund Annual Report”).
4.	The Annual Report of the Trust for the fiscal year ended August 31, 2020 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).
5.	The Semiannual Report of the Trust for the six months ended January 31, 2021, with respect to the Target Fund (the “Target Fund Semiannual Report”).

6.	The Semiannual Report of the Trust for the six months ended February 28, 2021, with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”).
7.	Supplemental financial information.

INFORMATION INCORPORATED BY REFERENCE

The Target Fund SAI, as may be supplemented, is incorporated by reference to Post-Effective Amendment No. 235 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-126293, 811-21779), on November 20, 2020 (Accession No. 0001133228-20-007397);

The Acquiring Fund SAI, as may be supplemented, is incorporated by reference to Post-Effective Amendment No. 236 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-126293, 811-21779), on December 23, 2020 (Accession No. 0001133228-20-008103);

The Target Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-21779) that was filed with the SEC on September 18, 2020 (Accession No. 0001145443-20-000459);

The Acquiring Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-21779) that was filed with the SEC on October 30, 2020 (Accession No. 000114544320000505);

The Target Fund Semiannual Report is incorporated by reference to the Trust’s report on Form N-CSRS (File No. 811-21779) that was filed with the SEC on March 12, 2021 (Accession No. 0001683863-21-001337); and

The Acquiring Fund Semiannual Report is incorporated by reference to the Trust’s report on Form N-CSRS (File No. 811-21779) that was filed with the SEC on April 29, 2021 (Accession No. 0001683863-21-002971).

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Expenses” section of the Proxy Statement and Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. However, in connection with the Reorganization, the Target Fund is expected to sell approximately 99.5% of its investments and invest the proceeds of such sales in treasury instruments or hold cash and/or cash equivalents. Schedules of investments of the Target Fund included below reflect: (1) the Target Fund’s actual portfolio holdings as of May 10, 2021; and (2) the Target Fund’s portfolio holdings as of December 13, 2021 reflecting the anticipated sale of the Target Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

Target Fund Portfolio Holdings Before Sale of Portfolio Securities

Fund’s investments

AS OF 6-30-21 (unaudited)	Rate (%)	Maturity date	Par value^	Value

U.S. Government and Agency obligations 0.9%				$1,679,705
(Cost $1,658,749)
U.S. Government Agency 0.9%				1,679,705
Federal National Mortgage Association
30 Yr Pass Thru	2.500	05-13-51	1,500,000	1,559,062
Government National Mortgage Association 30 Yr Pass Thru	4.500	01-15-40	69,302	78,163
30 Yr Pass Thru	6.000	08-15-35	36,270	42,480
Foreign government obligations 14.2%				$26,042,031
(Cost $27,005,914)
Angola 0.3%				583,802
Republic of Angola Bond (6 month LIBOR +>7.500%) (A)	7.760	07-01-23	372,154	357,268
Bond (B)	9.125	11-26-49	219,000	226,534
Argentina 0.5%				876,740
Republic of Argentina Bond	1.000	07-09-29	82,164	30,407
Bond (0.125% to 7-9-21, then
0.500% to 7-9-23, then 0.750%
to 7-9-27, then 1.750%
thereafter) (0.125% to 7-9-21,
then 0.500% to 7-9-23, then
0.750% to 7-9-27, then 1.750%
thereafter)	0.125	07-09-30	1,402,423	490,960
Bond (0.125% to 7-9-21, then 1.125% to 7-9-22, then 1.500%
to 7-9-23, then 3.625% to
7-9-24, then 4.125% to 7-9-27,
then 4.750% to 7-9-28, then
5.000% thereafter) (0.125% to
7-9-21, then 1.125% to 7-9-22,
then 1.500% to 7-9-23, then
3.625% to 7-9-24, then 4.125%
to 7-9-27, then 4.750% to
7-9-28, then 5.000% thereafter)	0.125	07-09-35	782,000	239,777
Bond (0.125% to 7-9-21, then 2.000% to 7-9-22, then 3.875%
to 7-9-23, then 4.250% to
7-9-24, then 5.000% thereafter)
(0.125% to 7-9-21, then 2.000%
to 7-9-22, then 3.875% to
7-9-23, then 4.250% to 7-9-24,
then 5.000% thereafter)	0.125	01-09-38	313,295	115,596
Armenia 0.0%				49,656
Republic of Armenia
Bond (B)	3.600	02-02-31	53,000	49,656

Rate (%)	Maturity date	Par value^	Value

Bahamas 0.0%					$65,933
Commonwealth of Bahamas Bond (B)	8.950	10-15-32		59,000	65,933
Bahrain 0.1%					193,278
Kingdom of Bahrain Bond	6.000	09-19-44		207,000	193,278
Belarus 0.2%					380,783
Republic of Belarus Bond (B)	6.378	02-24-31		292,000	277,093
Bond (B)	7.625	06-29-27		100,000	103,690
Benin 0.1%					115,410
Republic of Benin Bond (B)	4.875	01-19-32	EUR	95,000	115,410
Brazil 0.8%					1,539,774
Brazil Minas SPE Bond (B)	5.333	02-15-28		83,300	90,173
Federative Republic of Brazil Bill (C)	0.000	01-01-22	BRL	1,650,000	305,759
Bond	3.875	06-12-30		385,000	390,536
Bond	4.625	01-13-28		77,000	83,938
Bond	5.625	02-21-47		21,000	22,878
Note	10.000	01-01-23	BRL	1,190,000	246,028
Note	10.000	01-01-25	BRL	150,000	31,200
Note	10.000	01-01-29	BRL	1,075,000	222,539
Note	10.000	01-01-31	BRL	710,000	146,723
Chile 0.1%					243,986
Republic of Chile	3.100	05-07-41		38,000	37,842
Bond	4.500	03-01-26	CLP	85,000,000	134,626
Bond (B)	4.700	09-01-30	CLP	45,000,000	71,518
China 0.4%					738,214
People’s Republic of China Bond	1.990	04-09-25	CNY	1,710,000	257,284
Bond	3.130	11-21-29	CNY	1,370,000	212,612
Bond	3.190	04-11-24	CNY	1,700,000	268,318
Colombia 0.9%					1,583,083
Republic of Colombia Bond	3.000	01-30-30		221,000	217,749
Bond	3.250	04-22-32		56,000	55,303
Bond	4.500	01-28-26		82,000	90,198
Bond	5.000	06-15-45		158,000	169,182
Bond	8.125	05-21-24		247,000	294,214
Bond	9.750	07-26-28	COP	427,000,000	126,402
Bond	9.850	06-28-27	COP	1,890,000,000	630,035

	Rate (%)	Maturity date	Par value^	Value

Costa Rica 0.1%				$176,559
Republic of Costa Rica Bond	7.158	03-12-45	171,000		176,559
Czech Republic 0.2%					398,838
Czech Republic Bond	0.250	02-10-27	CZK	2,220,000	97,581
Bond	0.950	05-15-30	CZK	550,000	24,257
Bond	1.000	06-26-26	CZK	3,380,000	156,248
Bond	4.200	12-04-36	CZK	1,980,000	120,752
Dominican Republic 0.3%					597,320
Government of Dominican Republic Bond (B)	5.875	04-18-24	93,000		99,836
Bond	5.950	01-25-27	127,000		144,742
Bond	6.500	02-15-48	208,000		229,322
Bond (B)	7.450	04-30-44	102,000		123,420
Ecuador 0.2%					409,739
Republic of Ecuador Bond (B)(C)	0.000	07-31-30	103,938		57,427
Bond (0.500% to 7-31-21, then 5.000% to 7-31-22, then 5.500% to 7-31-23, then 6.000% to 7-31-24, then 6.900% thereafter) (B)	0.500	07-31-30	118,000		99,416
Bond (0.500% to 7-31-21, then 1.000% to 7-31-22, then 2.500% to 7-31-23, then 3.500% to 7-31-24, then 5.500% to 7-31-25, then 6.900% thereafter) (B)	0.500	07-31-35	362,569		252,896
Egypt 0.4%					749,503
Arab Republic of Egypt Bond (B)	7.625	05-29-32	273,000		293,475
Bond (B)	7.903	02-21-48	259,000		257,323
Bond	7.903	02-21-48	200,000		198,705
El Salvador 0.1%					218,406
Republic of El Salvador Bond	6.375	01-18-27	50,000		49,626
Bond (B)	7.625	02-01-41	22,000		21,780
Bond	8.250	04-10-32	140,000		147,000
Ethiopia 0.0%					24,039
Federal Democratic Republic of Ethiopia Bond (B)	6.625	12-11-24	25,000		24,039
Gabon 0.1%					209,448
Republic of Gabon Bond (B)	6.625	02-06-31	208,000		209,448

Rate (%)	Maturity date	Par value^	Value

Georgia 0.0%					$43,340
Republic of Georgia Bond (B)	2.750	04-22-26		43,000	43,340
Ghana 0.2%					450,521
Republic of Ghana Bond	7.625	05-16-29		391,000	397,958
Bond (B)	8.627	06-16-49		54,000	52,563
Guatemala 0.1%					181,049
Republic of Guatemala Bond	6.125	06-01-50		151,000	181,049
Honduras 0.0%					54,366
Republic of Honduras Bond (B)	5.625	06-24-30		52,000	54,366
Indonesia 0.7%					1,338,843
Indonesia Treasury Bond	6.500	02-15-31	IDR	200,000,000	14,184
Republic of Indonesia Bond (B)	5.250	01-08-47		52,000	64,859
Bond	7.500	05-15-38	IDR	4,250,000,000	308,770
Bond	8.375	09-15-26	IDR	7,680,000,000	604,961
Bond	9.000	03-15-29	IDR	4,239,000,000	346,069
Iraq 0.1%					219,821
Republic of Iraq Bond (B)	6.752	03-09-23		215,000	219,821
Jordan 0.1%					163,213
The Hashemite Kingdom of Jordan Bond (B)	5.850	07-07-30		156,000	163,213
Kenya 0.1%					179,825
Republic of Kenya Bond (B)	8.000	05-22-32		163,000	179,825
Lebanon 0.2%					304,897
Republic of Lebanon Bond (D)	6.000	01-27-23		313,000	40,127
Bond (D)	6.650	04-22-24		475,000	60,762
Bond (D)	8.200	05-17-33		1,309,000	163,625
Bond (D)	8.250	04-12-21		315,000	40,383
Malaysia 0.2%					457,304
Government of Malaysia Bond	3.733	06-15-28	MYR	1,110,000	283,440
Bond	3.885	08-15-29	MYR	60,000	15,354
Bond	3.906	07-15-26	MYR	430,000	110,590
Bond	4.498	04-15-30	MYR	180,000	47,920

Rate (%)	Maturity date	Par value^	Value

Mexico 1.0%					$1,803,164
Government of Mexico Bond	3.750	04-19-71		242,000	216,191
Bond	4.750	04-27-32		130,000	147,810
Bond	4.750	03-08-44		128,000	138,501
Bond	6.050	01-11-40		132,000	163,551
Bond	7.750	11-13-42	MXN	4,600,000	232,949
Bond	8.000	12-07-23	MXN	3,910,000	210,047
Bond	8.000	09-05-24	MXN	8,130,000	439,320
Bond	10.000	11-20-36	MXN	4,040,000	254,795
Mozambique 0.2%					282,855
Republic of Mozambique Bond (5.000% to 9-15-23, then 9.000% thereafter) (B)	5.000	09-15-31		345,000	282,855
Nigeria 0.2%					427,953
Federal Republic of Nigeria Bond (B)	6.500	11-28-27		100,000	105,908
Bond (B)	7.143	02-23-30		206,000	218,688
Bond (B)	7.625	11-28-47		102,000	103,357
Oman 0.4%					653,005
Sultanate of Oman Bond (B)	5.625	01-17-28		77,000	81,349
Bond (B)	6.250	01-25-31		208,000	224,640
Bond (B)	7.000	01-25-51		143,000	145,707
Bond (B)	7.375	10-28-32		176,000	201,309
Pakistan 0.1%					196,560
Republic of Pakistan Bond (B)	6.000	04-08-26		192,000	196,560
Papua New Guinea 0.1%					179,300
Independent State of Papua New Guinea Bond (B)	8.375	10-04-28		176,000	179,300
Peru 0.1%					215,058
Republic of Peru Bond	5.400	08-12-34	PEN	380,000	100,956
Bond	6.150	08-12-32	PEN	390,000	114,102
Philippines 0.3%					514,432
Republic of the Philippines Bond	5.000	01-13-37		409,000	514,432
Poland 0.5%					855,446
Republic of Poland Bond	2.500	01-25-23	PLN	2,395,000	663,248
Bond	2.750	10-25-29	PLN	660,000	192,198

Rate (%)	Maturity date	Par value^	Value

Qatar 0.5%					$869,058
State of Qatar Bond (B)	3.750	04-16-30		122,000	137,384
Bond (B)	4.000	03-14-29		145,000	165,599
Bond	4.000	03-14-29		233,000	265,621
Bond (B)	5.103	04-23-48		142,000	183,166
Bond (B)	6.400	01-20-40		81,000	117,288
Romania 0.4%					713,165
Republic of Romania Bond (B)	3.375	01-28-50	EUR	103,000	131,232
Bond (B)	3.624	05-26-30	EUR	88,000	123,668
Bond	3.650	09-24-31	RON	330,000	83,991
Bond	5.000	02-12-29	RON	965,000	271,509
Bond (B)	6.125	01-22-44		78,000	102,765
Russia 0.9%					1,701,008
Government of Russia Bond	4.375	03-21-29		200,000	224,397
Bond	5.250	06-23-47		400,000	496,549
Bond	7.000	08-16-23	RUB	2,340,000	32,240
Bond	7.050	01-19-28	RUB	10,200,000	140,005
Bond	7.400	12-07-22	RUB	23,450,000	323,794
Bond	7.600	07-20-22	RUB	440,000	6,062
Bond	7.700	03-23-33	RUB	26,600,000	377,506
Bond	7.700	03-16-39	RUB	7,000,000	100,455
Saudi Arabia 0.4%					659,101
Kingdom of Saudi Arabia Bond (B)	2.250	02-02-33		294,000	279,835
Bond (B)	3.250	10-26-26		170,000	183,331
Bond (B)	4.500	10-26-46		96,000	108,818
Bond (B)	5.250	01-16-50		69,000	87,117
South Africa 0.7%					1,318,542
Republic of South Africa Bond	5.000	10-12-46		55,000	50,723
Bond	6.250	03-31-36	ZAR	5,970,000	293,431
Bond	6.300	06-22-48		78,000	81,707
Bond	8.500	01-31-37	ZAR	9,194,000	547,693
Bond	10.500	12-21-26	ZAR	4,230,000	344,988
Sri Lanka 0.2%					302,457
Republic of Sri Lanka Bond (B)	6.750	04-18-28		207,000	141,460
Bond	7.550	03-28-30		236,000	160,997
Thailand 0.2%					300,016
Kingdom of Thailand Bond	1.585	12-17-35	THB	2,780,000	84,213

Rate (%)	Maturity date	Par value^	Value

Thailand (continued)

Bond	3.775	06-25-32	THB	5,660,000	$215,803
Trinidad and Tobago 0.1%					109,571
Republic of Trinidad and Tobago Bond	4.500	08-04-26		103,000	109,571
Tunisia 0.1%					158,304
Banque Centrale de Tunisia Bond	5.625	02-17-24	EUR	138,000	158,304
Turkey 0.6%					1,054,749
Republic of Turkey Bond	4.750	01-26-26		289,000	283,148
Bond	5.750	03-22-24		178,000	183,563
Bond	5.750	05-11-47		158,000	134,079
Bond	6.250	09-26-22		153,000	158,732
Bond	6.350	08-10-24		90,000	94,050
Bond	10.500	08-11-27	TRY	780,000	69,702
Bond	10.600	02-11-26	TRY	580,000	54,701
Bond	11.000	03-02-22	TRY	668,000	76,774
Ukraine 0.2%					378,589
Republic of Ukraine Bond	7.375	09-25-32		200,000	207,132
Bond (B)	7.750	09-01-25		63,000	68,576
Bond (B)	8.994	02-01-24		93,000	102,881
United Arab Emirates 0.1%					167,118
Abu Dhabi Government Bond (B)	4.125	10-11-47		144,000	167,118
Uruguay 0.2%					373,165
Republic of Uruguay Bond	4.975	04-20-55		206,000	254,317
Bond (B)	8.500	03-15-28	UYU	1,280,000	30,214
Bond	9.875	06-20-22	UYU	1,540,000	36,179
Uruguay Government International Bond	4.375	01-23-31		45,000	52,455
Venezuela 0.1%					133,965
Republic of Venezuela Bond (D)	7.750	10-13-49		1,374,000	133,965
Zambia 0.1%					127,760
Republic of Zambia Bond	5.375	09-20-22		200,000	127,760

Rate (%)	Maturity date	Par value^	Value

Zambia (continued)
Corporate bonds 38.9%				$71,589,571
(Cost $71,152,835)
Communication services 3.8%				7,028,644
Diversified telecommunication services 1.3%
AT&T, Inc.	2.250	02-01-32	800,000	761,811
Axtel SAB de CV (B)	6.375	11-14-24	200,000	208,380
Consolidated Communications, Inc. (B)	6.500	10-01-28	158,000	171,035
Intelsat Jackson Holdings SA (D)	5.500	08-01-23	140,000	83,650
Midcontinent Communications (B)	5.375	08-15-27	55,000	57,475
Network i2i, Ltd. (5.650% to 1-15-25, then 5 Year CMT + 4.277%) (B)(E)	5.650	12-31-99	78,000	82,719
Radiate Holdco LLC (B)	4.500	09-15-26	58,000	59,015
Telecom Italia Capital SA	6.000	09-30-34	158,000	177,355
Verizon Communications, Inc.	3.700	03-22-61	750,000	752,887
Entertainment 0.3%
Electronic Arts, Inc.	2.950	02-15-51	400,000	374,189
Netflix, Inc.	4.875	04-15-28	145,000	166,025
Netflix, Inc. (B)	4.875	06-15-30	80,000	92,595
Media 1.7%
Altice France Holding SA (B)	6.000	02-15-28	94,000	93,648
Altice France SA (B)	5.125	07-15-29	191,000	191,239
CCO Holdings LLC (B)	4.500	08-15-30	98,000	100,083
CCO Holdings LLC (B)	5.375	06-01-29	102,000	111,180
Charter Communications Operating LLC	6.484	10-23-45	325,000	427,366
Comcast Corp.	3.969	11-01-47	400,000	450,612
CSC Holdings LLC (B)	5.000	11-15-31	53,000	53,304
CSC Holdings LLC (B)	7.500	04-01-28	342,000	376,781
DISH DBS Corp.	7.375	07-01-28	80,000	86,600
DISH DBS Corp.	7.750	07-01-26	25,000	28,828
Nexstar Broadcasting, Inc. (B)	4.750	11-01-28	40,000	40,900
Sirius XM Radio, Inc. (B)	4.125	07-01-30	96,000	95,900
Sirius XM Radio, Inc. (B)	5.000	08-01-27	83,000	86,998
TEGNA, Inc.	4.625	03-15-28	114,000	116,565
TEGNA, Inc. (B)	4.750	03-15-26	49,000	52,124
Terrier Media Buyer, Inc. (B)	8.875	12-15-27	111,000	120,435
The Interpublic Group of Companies, Inc.	4.650	10-01-28	400,000	462,029
Univision Communications, Inc. (B)	4.500	05-01-29	27,000	27,270
Univision Communications, Inc. (B)	6.625	06-01-27	172,000	186,190
Wireless telecommunication services 0.5%
Sprint Capital Corp.	8.750	03-15-32	122,000	181,323
Sprint Corp.	7.625	02-15-25	165,000	196,515
T-Mobile USA, Inc. (B)	3.875	04-15-30	250,000	273,175

Rate (%)	Maturity date	Par value^	Value

Communication services (continued)

Wireless telecommunication services (continued)

T-Mobile USA, Inc. (B)	4.500	04-15-50	250,000	$282,443
Consumer discretionary 3.7%				6,725,146
Auto components 0.1%
Clarios Global LP (B)	6.250	05-15-26	44,000	46,939
Clarios Global LP (B)	8.500	05-15-27	86,000	93,310
LCM Investments Holdings II LLC (B)	4.875	05-01-29	21,000	21,597
Automobiles 1.3%
Ford Motor Company	8.500	04-21-23	110,000	122,788
Ford Motor Credit Company LLC	3.375	11-13-25	99,000	101,418
Ford Motor Credit Company LLC	4.125	08-17-27	57,000	59,636
Ford Motor Credit Company LLC	4.271	01-09-27	425,000	445,719
Ford Motor Credit Company LLC	5.113	05-03-29	224,000	244,944
Ford Motor Credit Company LLC	5.125	06-16-25	129,000	140,958
Ford Motor Credit Company LLC	5.584	03-18-24	78,000	84,795
General Motors Company	6.800	10-01-27	128,000	161,460
General Motors Financial Company, Inc.	4.350	01-17-27	400,000	450,476
Hyundai Capital America (B)	1.300	01-08-26	250,000	246,423
Hyundai Capital America (B)	3.250	09-20-22	250,000	258,105
Diversified consumer services 0.1%
WW International, Inc. (B)	4.500	04-15-29	161,000	160,195
Hotels, restaurants and leisure 1.7%
Boyd Gaming Corp. (B)	8.625	06-01-25	87,000	96,232
Boyne USA, Inc. (B)	4.750	05-15-29	30,000	31,013
Carnival Corp. (B)	7.625	03-01-26	143,000	156,764
Churchill Downs, Inc. (B)	5.500	04-01-27	110,000	114,715
Expedia Group, Inc.	3.250	02-15-30	450,000	459,373
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	120,000	127,800
International Game Technology PLC (B)	6.250	01-15-27	120,000	134,550
Marriott International, Inc.	2.850	04-15-31	450,000	448,399
Marriott International, Inc.	5.750	05-01-25	250,000	288,104
NCL Corp., Ltd. (B)	3.625	12-15-24	79,000	75,445
NCL Corp., Ltd. (B)	5.875	03-15-26	81,000	84,038
NCL Finance, Ltd. (B)	6.125	03-15-28	128,000	134,240
Royal Caribbean Cruises, Ltd.	5.250	11-15-22	57,000	58,639
Royal Caribbean Cruises, Ltd. (B)	9.125	06-15-23	108,000	119,340
Sands China, Ltd.	4.600	08-08-23	400,000	426,320
Scientific Games International, Inc. (B)	7.250	11-15-29	95,000	105,213
Scientific Games International, Inc. (B)	8.250	03-15-26	90,000	97,200
Station Casinos LLC (B)	5.000	10-01-25	49,000	49,796
Wynn Resorts Finance LLC (B)	5.125	10-01-29	92,000	95,220

Rate (%)	Maturity date	Par value^	Value

Consumer discretionary (continued)
Household durables 0.1%
KB Home	4.800	11-15-29	67,000	$72,946
Tri Pointe Homes, Inc.	5.700	06-15-28	64,000	71,520
Weekley Homes LLC (B)	4.875	09-15-28	98,000	101,504
Internet and direct marketing retail 0.2%
Amazon.com, Inc.	2.700	06-03-60	500,000	445,211
Specialty retail 0.2%
PetSmart, Inc. (B)	4.750	02-15-28	37,000	38,156
PetSmart, Inc. (B)	7.750	02-15-29	67,000	72,779
Specialty Building Products Holdings LLC (B)	6.375	09-30-26	173,000	181,866
Consumer staples 1.7%				3,065,033
Beverages 0.3%
Keurig Dr Pepper, Inc.	3.350	03-15-51	475,000	471,136
Triton Water Holdings, Inc. (B)	6.250	04-01-29	96,000	96,860
Food and staples retailing 0.5%
Albertsons Companies, Inc. (B)	4.875	02-15-30	99,000	103,208
Albertsons Companies, Inc. (B)	5.875	02-15-28	85,000	90,492
Sysco Corp.	2.400	02-15-30	250,000	251,153
Walgreens Boots Alliance, Inc.	3.200	04-15-30	425,000	447,916
Food products 0.6%
Chobani LLC (B)	7.500	04-15-25	107,000	111,146
Conagra Brands, Inc.	1.375	11-01-27	450,000	438,854
JBS USA LUX SA (B)	6.500	04-15-29	256,000	287,043
Pilgrim’s Pride Corp. (B)	5.875	09-30-27	73,000	77,563
Post Holdings, Inc. (B)	4.625	04-15-30	67,000	67,852
Household products 0.2%
Kimberly-Clark Corp.	1.050	09-15-27	250,000	244,950
Kronos Acquisition Holdings, Inc. (B)	5.000	12-31-26	64,000	64,074
Kronos Acquisition Holdings, Inc. (B)	7.000	12-31-27	102,000	98,877
Tobacco 0.1%
Altria Group, Inc.	2.450	02-04-32	225,000	213,909
Energy 7.5%				13,811,690
Energy equipment and services 0.1%
Archrock Partners LP (B)	6.250	04-01-28	150,000	158,280
ChampionX Corp.	6.375	05-01-26	77,000	80,465
Oil, gas and consumable fuels 7.4%
AI Candelaria Spain SLU (B)	7.500	12-15-28	121,000	139,142
Alta Mesa Holdings LP (D)	7.875	12-15-24	460,000	46
Antero Midstream Partners LP	5.375	09-15-24	56,000	57,050
Antero Midstream Partners LP (B)	5.750	03-01-27	107,000	108,873

Rate (%)	Maturity date	Par value^	Value

Energy (continued)
Oil, gas and consumable fuels (continued)
Antero Midstream Partners LP (B)	5.750	01-15-28	82,000	$83,435
Antero Resources Corp.	5.000	03-01-25	117,000	120,218
Antero Resources Corp. (B)	7.625	02-01-29	36,000	39,465
Boardwalk Pipelines LP	5.950	06-01-26	375,000	444,699
BP Capital Markets PLC (4.375% to 6-22-25, then 5 Year CMT + 4.036%) (E)	4.375	12-31-99	425,000	451,690
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27	375,000	433,918
CNX Resources Corp. (B)	6.000	01-15-29	28,000	29,960
CNX Resources Corp. (B)	7.250	03-14-27	112,000	120,400
ConocoPhillips (B)	3.750	10-01-27	400,000	446,678
CrownRock LP (B)	5.000	05-01-29	15,000	15,375
DCP Midstream Operating LP	5.125	05-15-29	121,000	131,588
Diamondback Energy, Inc.	2.875	12-01-24	425,000	451,678
Empresa Nacional del Petroleo	3.750	08-05-26	210,000	221,288
Enterprise Products Operating LLC (4.875% to 8-16-22, then 3 month LIBOR + 2.986%)	4.875	08-16-77	475,000	463,103
EQM Midstream Partners LP (B)	4.500	01-15-29	101,000	101,505
EQM Midstream Partners LP (B)	6.500	07-01-27	139,000	154,464
Genesis Energy LP	5.625	06-15-24	59,000	59,148
Genesis Energy LP	7.750	02-01-28	147,000	149,573
Genesis Energy LP	8.000	01-15-27	58,000	59,885
Guara Norte Sarl (B)	5.198	06-15-34	48,000	48,600
Hilcorp Energy I LP (B)	5.750	10-01-25	225,000	227,612
Holly Energy Partners LP (B)	5.000	02-01-28	105,000	108,938
KazMunayGas National Company JSC (B)	4.750	04-24-25	102,000	114,446
KazMunayGas National Company JSC	5.375	04-24-30	243,000	288,709
KazMunayGas National Company JSC (B)	5.750	04-19-47	43,000	51,818
KazTransGas JSC (B)	4.375	09-26-27	140,000	155,868
Kinder Morgan Energy Partners LP	5.500	03-01-44	375,000	457,326
Leviathan Bond, Ltd. (B)	6.500	06-30-27	48,000	53,131
Leviathan Bond, Ltd. (B)	6.750	06-30-30	48,000	53,574
Murphy Oil Corp.	5.750	08-15-25	119,000	122,177
Murphy Oil Corp.	5.875	12-01-27	77,000	77,986
Murphy Oil Corp.	6.375	07-15-28	23,000	23,863
NAK Naftogaz Ukraine (B)	7.625	11-08-26	299,000	299,024
Northern Natural Gas Company (B)	3.400	10-16-51	400,000	394,907
Occidental Petroleum Corp.	5.550	03-15-26	68,000	73,270
Occidental Petroleum Corp.	6.600	03-15-46	64,000	71,520
Occidental Petroleum Corp.	7.500	05-01-31	63,000	75,285
Occidental Petroleum Corp.	7.875	09-15-31	51,000	62,411

Rate (%)	Maturity date	Par value^	Value

Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	8.875	07-15-30		279,000	$359,910
Pertamina Persero PT (B)	3.650	07-30-29		92,000	97,649
Pertamina Persero PT (B)	5.625	05-20-43		153,000	177,544
Pertamina Persero PT	6.450	05-30-44		228,000	293,265
Petroamazonas EP (B)	4.625	12-06-21		38,867	37,895
Petroleos de Venezuela SA (D)	5.375	04-12-27		64,000	2,784
Petroleos de Venezuela SA (D)	6.000	05-16-24		3,771,996	164,082
Petroleos de Venezuela SA (D)	9.750	05-17-35		3,459,000	150,467
Petroleos del Peru SA	5.625	06-19-47		405,000	421,727
Petroleos Mexicanos	5.950	01-28-31		128,000	124,928
Petroleos Mexicanos	6.490	01-23-27		232,000	248,588
Petroleos Mexicanos	6.950	01-28-60		200,000	178,740
Petroleos Mexicanos	7.470	11-12-26	MXN	1,320,000	59,011
Petroleos Mexicanos	7.470	11-12-26	MXN	1,100,000	49,176
Petroleos Mexicanos	7.690	01-23-50		70,000	68,068
Petroleos Mexicanos	9.500	09-15-27		97,000	113,336
Phillips 66	2.150	12-15-30		475,000	455,187
Sabine Pass Liquefaction LLC	5.000	03-15-27		375,000	432,932
SM Energy Company	6.125	11-15-22		149,000	148,628
Targa Resources Partners LP	6.500	07-15-27		204,000	222,870
The Oil and Gas Holding Company BSCC (B)	7.625	11-07-24		399,000	447,878
The Williams Companies, Inc.	2.600	03-15-31		450,000	444,761
Total Capital International SA	3.127	05-29-50		800,000	775,243
Tullow Oil Plc	10.250	05-15-26		71,000	73,308
Tullow Oil PLC (B)	7.000	03-01-25		94,000	80,135
Valero Energy Corp.	2.150	09-15-27		450,000	450,687
Western Midstream Operating LP	5.450	04-01-44		425,000	450,500
Financials 8.6%					15,745,013
Banks 5.9%
Bank of America Corp. (2.496% to 2-13-30, then 3 month LIBOR + 0.990%)	2.496	02-13-31		350,000	352,109
Bank of America Corp.	3.950	04-21-25		500,000	551,495
Brazil Loan Trust 1 (B)	5.477	07-24-23		105,397	109,772
CIT Group, Inc.	6.125	03-09-28		43,000	52,254
Citigroup, Inc.	4.400	06-10-25		500,000	560,037
Citigroup, Inc.	4.450	09-29-27		500,000	572,482
Danske Bank A/S (1.621% to 9-11-25, then 1 Year CMT + 1.350%) (B)	1.621	09-11-26		450,000	448,785
Deutsche Bank AG (2.129% to 11-24-25, then SOFR + 1.870%)	2.129	11-24-26	425,000		431,755
Deutsche Bank AG	3.700	05-30-24	400,000		430,568

Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Banks (continued)

HSBC Holdings PLC (1.589% to 5-24-26, then SOFR + 1.290%)	1.589	05-24-27		250,000	$249,265
HSBC Holdings PLC (1.645% to 4-18-25, then SOFR + 1.538%)	1.645	04-18-26		250,000	252,618
Intesa Sanpaolo SpA (B)	4.000	09-23-29		700,000	761,829
JPMorgan Chase & Co.	3.625	12-01-27		400,000	440,056
JPMorgan Chase Bank NA (B)	3.130	11-23-29	CNY	3,370,000	522,460
KeyBank NA	3.900	04-13-29		400,000	442,572
Lloyds Banking Group PLC	4.582	12-10-25		250,000	281,144
Mizuho Financial Group, Inc. (1.979% to 9-8-30, then SOFR + 1.532%)	1.979	09-08-31		775,000	742,596
Park River Holdings, Inc. (B)	5.625	02-01-29		140,000	135,234
Santander Holdings USA, Inc.	3.244	10-05-26		700,000	745,010
Societe Generale SA (1.488% to 12-14-25, then 1 Year CMT + 1.100%) (B)	1.488	12-14-26		750,000	743,347
Standard Chartered PLC (2.819% to 1-30-25, then 3 month LIBOR + 1.209%) (B)	2.819	01-30-26		250,000	262,535
Standard Chartered PLC (3.265% to 11-18-30, then 5 Year CMT + 2.300%) (B)	3.265	02-18-36		250,000	247,430
Standard Chartered PLC (B)	5.700	03-26-44		375,000	468,426
Sumitomo Mitsui Financial Group, Inc.	2.142	09-23-30		475,000	451,392
Wells Fargo & Company (2.572% to 2-11-30, then SOFR + 1.262%)	2.572	02-11-31		500,000	508,800
Capital markets 1.6%
1MDB Global Investments, Ltd.	4.400	03-09-23		1,000,000	1,007,730
Credit Suisse Group AG (4.207% to 6-12-23, then 3 month LIBOR + 1.240%) (B)	4.207	06-12-24		400,000	427,323
LSEGA Financing PLC (B)	2.000	04-06-28		675,000	674,384
MDGH - GMTN BV (B)	2.875	11-07-29		87,000	90,385
State Street Corp.	2.200	03-03-31		750,000	740,720
Consumer finance 0.6%
Capital One Financial Corp.	3.750	03-09-27		400,000	445,950
OneMain Finance Corp.	4.000	09-15-30		33,000	31,886
OneMain Finance Corp.	7.125	03-15-26		156,000	182,325
OneMain Finance Corp.	8.875	06-01-25		33,000	36,548
Synchrony Financial	3.700	08-04-26		400,000	437,285
Insurance 0.5%
Acrisure LLC (B)	4.250	02-15-29		48,000	46,803
Acrisure LLC (B)	7.000	11-15-25		126,000	129,623
Alliant Holdings Intermediate LLC (B)	4.250	10-15-27		47,000	47,470
Alliant Holdings Intermediate LLC (B)	6.750	10-15-27		155,000	162,169

Rate (%)	Maturity date	Par value^	Value

Financials (continued)
Insurance (continued)
HUB International, Ltd. (B)	7.000	05-01-26	79,000	$81,864
Kemper Corp.	2.400	09-30-30	450,000	438,577
Health care 1.9%				3,526,611
Biotechnology 0.2%
AbbVie, Inc.	3.200	11-21-29	400,000	428,919
Health care providers and services 0.9%
AdaptHealth LLC (B)	4.625	08-01-29	93,000	92,619
Centene Corp.	4.250	12-15-27	80,000	84,260
CVS Health Corp.	4.300	03-25-28	250,000	285,222
CVS Health Corp.	4.780	03-25-38	125,000	149,031
Encompass Health Corp.	4.500	02-01-28	83,000	85,801
Encompass Health Corp.	4.625	04-01-31	19,000	20,282
HCA, Inc.	3.500	09-01-30	49,000	50,480
HCA, Inc.	5.250	06-15-49	350,000	427,838
HCA, Inc.	5.375	09-01-26	91,000	103,262
Legacy LifePoint Health LLC (B)	4.375	02-15-27	23,000	23,086
Tenet Healthcare Corp.	4.625	07-15-24	127,000	129,032
Tenet Healthcare Corp. (B)	7.500	04-01-25	33,000	35,574
US Acute Care Solutions LLC (B)	6.375	03-01-26	100,000	103,750
Life sciences tools and services 0.3%
Agilent Technologies, Inc.	2.100	06-04-30	475,000	462,230
Syneos Health, Inc. (B)	3.625	01-15-29	38,000	37,118
Pharmaceuticals 0.5%
Bausch Health Companies, Inc. (B)	5.250	02-15-31	86,000	82,329
Bausch Health Companies, Inc. (B)	6.125	04-15-25	186,000	189,434
Bausch Health Companies, Inc. (B)	6.250	02-15-29	91,000	93,133
Bausch Health Companies, Inc. (B)	7.000	01-15-28	117,000	124,751
Catalent Pharma Solutions, Inc. (B)	5.000	07-15-27	61,000	63,821
Endo DAC (B)	6.000	06-30-28	63,000	47,880
Endo DAC (B)	9.500	07-31-27	138,000	145,590
Endo Luxembourg Finance Company I Sarl (B)	6.125	04-01-29	29,000	28,600
IQVIA, Inc. (B)	5.000	05-15-27	105,000	110,250
Organon Finance 1 LLC (B)	4.125	04-30-28	61,000	62,525
Organon Finance 1 LLC (B)	5.125	04-30-31	58,000	59,794
Industrials 3.7%				6,753,069
Aerospace and defense 0.6%
Bombardier, Inc. (B)	6.000	10-15-22	359,000	358,551
General Dynamics Corp.	2.850	06-01-41	550,000	547,183
TransDigm, Inc. (B)	6.250	03-15-26	177,000	187,284
TransDigm, Inc. (B)	8.000	12-15-25	13,000	14,105

Rate (%)	Maturity date	Par value^	Value

Industrials (continued)
Air freight and logistics 0.4%
FedEx Corp.	4.400	01-15-47	400,000	$454,308
Gol Finance SA (B)	7.000	01-31-25	166,000	154,380
Park-Ohio Industries, Inc.	6.625	04-15-27	82,000	84,050
Airlines 0.2%
Delta Air Lines, Inc. (B)	4.750	10-20-28	20,000	21,900
Delta Air Lines, Inc. (B)	7.000	05-01-25	132,000	153,531
Delta Air Lines, Inc.	7.375	01-15-26	63,000	73,794
United Airlines, Inc. (B)	4.375	04-15-26	69,000	71,458
United Airlines, Inc. (B)	4.625	04-15-29	82,000	84,968
Building products 0.1%
Griffon Corp.	5.750	03-01-28	115,000	122,797
LBM Acquisition LLC (B)	6.250	01-15-29	117,000	119,532
Commercial services and supplies 0.7%
Covanta Holding Corp.	5.000	09-01-30	108,000	112,320
Covanta Holding Corp.	5.875	07-01-25	81,000	83,876
GFL Environmental, Inc. (B)	8.500	05-01-27	101,000	110,848
Illuminate Buyer LLC (B)	9.000	07-01-28	150,000	168,030
Prime Security Services Borrower LLC (B)	5.750	04-15-26	83,000	90,989
Prime Security Services Borrower LLC (B)	6.250	01-15-28	175,000	185,063
Waste Management, Inc.	2.950	06-01-41	500,000	496,176
Electrical equipment 0.1%
WESCO Distribution, Inc. (B)	7.250	06-15-28	188,000	209,676
Machinery 0.2%
Flowserve Corp.	3.500	10-01-30	425,000	441,143
Road and rail 0.3%
CSX Corp.	2.500	05-15-51	525,000	448,448
Trading companies and distributors 0.3%
Air Lease Corp.	3.625	12-01-27	425,000	450,527
Transportation infrastructure 0.8%
Aeropuerto Internacional de Tocumen SA (B)	6.000	11-18-48	481,638	518,965
CubeSmart LP	3.000	02-15-30	425,000	436,718
DP World PLC (B)	5.625	09-25-48	198,000	241,633
DP World PLC (B)	6.850	07-02-37	55,000	73,432
DP World Salaam (6.000% to 10-1-25, then 5 Year CMT + 5.750%) (E)	6.000	12-31-99	216,000	237,384
Information technology 2.2%				4,142,314
Communications equipment 0.1%
Plantronics, Inc. (B)	4.750	03-01-29	118,000	115,640
Viasat, Inc. (B)	5.625	04-15-27	103,000	107,818

Rate (%)	Maturity date	Par value^	Value

Information technology (continued)

Electronic equipment, instruments and components 0.2%
Flex, Ltd.	4.875	06-15-29	400,000	$457,008
IT services 1.0%
Fidelity National Information Services, Inc.	1.150	03-01-26	450,000	446,627
Fiserv, Inc.	3.500	07-01-29	425,000	461,679
Rackspace Technology Global, Inc. (B)	3.500	02-15-28	38,000	37,133
The Western Union Company	2.850	01-10-25	425,000	449,271
Visa, Inc.	2.000	08-15-50	550,000	453,285
Semiconductors and semiconductor equipment 0.8%
Broadcom, Inc.	5.000	04-15-30	375,000	432,703
TSMC Global, Ltd. (B)	1.000	09-28-27	1,000,000	967,926
Software 0.1%
Avaya, Inc. (B)	6.125	09-15-28	49,000	52,087
Crowdstrike Holdings, Inc.	3.000	02-15-29	41,000	40,539
SS&C Technologies, Inc. (B)	5.500	09-30-27	62,000	65,804
Technology hardware, storage and peripherals 0.0%
Seagate HDD Cayman (B)	3.125	07-15-29	57,000	54,794
Materials 1.5%				2,732,965
Chemicals 0.6%
CF Industries, Inc.	5.150	03-15-34	37,000	43,522
GCP Applied Technologies, Inc. (B)	5.500	04-15-26	173,000	176,899
Huntsman International LLC	4.500	05-01-29	400,000	449,478
INEOS Quattro Finance 2 PLC (B)	3.375	01-15-26	48,000	48,060
Nutrien, Ltd.	3.950	05-13-50	400,000	437,131
Construction materials 0.2%
Cemex SAB de CV (B)	7.375	06-05-27	40,000	45,310
Standard Industries, Inc. (B)	3.375	01-15-31	94,000	87,773
U.S. Concrete, Inc. (B)	5.125	03-01-29	93,000	95,926
White Cap Buyer LLC (B)	6.875	10-15-28	138,000	146,321
Containers and packaging 0.1%
Graham Packaging Company, Inc. (B)	7.125	08-15-28	95,000	101,040
Metals and mining 0.5%
Corp. Nacional del Cobre de Chile	3.000	09-30-29	213,000	220,298
First Quantum Minerals, Ltd. (B)	7.500	04-01-25	117,000	121,407
Indonesia Asahan Aluminium Persero PT (B)	5.800	05-15-50	508,000	596,900
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (B)	6.875	01-15-25	86,000	87,398
Mercer International, Inc. (B)	5.125	02-01-29	73,000	75,502

Rate (%)	Maturity date	Par value^	Value

Real estate 1.6%				$3,031,450
Equity real estate investment trusts 1.5%
American Homes 4 Rent LP	4.250	02-15-28	400,000	445,505
Boston Properties LP	2.550	04-01-32	450,000	437,830
Equinix, Inc.	1.800	07-15-27	250,000	249,538
Equinix, Inc.	2.150	07-15-30	250,000	241,418
MGM Growth Properties Operating Partnership LP	5.750	02-01-27	83,000	92,130
Office Properties Income Trust	4.250	05-15-24	425,000	448,853
SITE Centers Corp.	4.250	02-01-26	225,000	243,900
SITE Centers Corp.	4.700	06-01-27	225,000	250,163
WEA Finance LLC (B)	2.875	01-15-27	450,000	459,713
Real estate management and development 0.1%
Mattamy Group Corp. (B)	4.625	03-01-30	160,000	162,400
Utilities 2.7%				5,027,636
Electric utilities 2.1%
Appalachian Power Company	3.700	05-01-50	425,000	438,723
Electricite de France SA (B)	4.500	09-21-28	375,000	433,497
Enel Finance International NV (B)	4.625	09-14-25	375,000	425,963
Entergy Texas, Inc.	3.550	09-30-49	450,000	458,496
Eskom Holdings SOC, Ltd. (B)	6.750	08-06-23	158,000	165,308
Eskom Holdings SOC, Ltd. (B)	8.450	08-10-28	270,000	299,592
FirstEnergy Corp.	5.350	07-15-47	400,000	472,000
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	450,000	446,401
NRG Energy, Inc.	5.750	01-15-28	70,000	74,375
Vistra Operations Company LLC (B)	3.550	07-15-24	425,000	445,438
Vistra Operations Company LLC (B)	5.000	07-31-27	35,000	36,269
Vistra Operations Company LLC (B)	5.625	02-15-27	133,000	138,888
Independent power and renewable electricity producers 0.4%
Calpine Corp. (B)	4.500	02-15-28	155,000	156,600
Exelon Generation Company LLC	5.600	06-15-42	400,000	448,924
Mong Duong Finance Holdings BV (B)	5.125	05-07-29	50,000	50,188
Vistra Operations Company LLC	4.375	05-01-29	40,000	40,322
Multi-utilities 0.2%
CenterPoint Energy, Inc.	4.250	11-01-28	400,000	452,130
Cometa Energia SA de CV (B)	6.375	04-24-35	39,302	44,522
Term loans 17.8%				$32,723,176
(Cost $32,875,021)
Communication services 2.3%				4,299,614
Diversified telecommunication services 1.0%
Cablevision Lightpath LLC, Term Loan B (1 month LIBOR + 3.250%)	1.000	11-30-27	267,941	267,137

Rate (%)	Maturity date	Par value^	Value

Communication services (continued)

Diversified telecommunication services (continued)

Cincinnati Bell, Inc., 2017 Term Loan (1 month LIBOR + 3.250%)	1.000	10-02-24	308,272	$307,772
Consolidated Communications, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	1.000	10-02-27	162,852	162,119
Intelsat Jackson Holdings SA, 2017 Term Loan B3 (D)	0.010	11-27-23	835,000	847,993
Iridium Satellite LLC, 2021 Term Loan B (1 month LIBOR + 2.750%)	1.000	11-04-26	152,935	153,083
Radiate Holdco LLC, 2020 Term Loan (1 month LIBOR + 3.500%)	1.000	09-25-26	199,902	199,818

Entertainment 0.2%

UFC Holdings LLC, 2021 Term Loan B (6 month LIBOR + 3.000%)	1.000	04-29-26	304,941	303,798
Interactive media and services 0.2%
MH Sub I LLC, 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	1.000	09-13-24	306,503	306,249
Media 0.5%
Altice France SA, USD Term Loan B11 (3 month LIBOR + 2.750%)	3.944	07-31-25	264,055	258,388
Charter Communications Operating LLC, 2019 Term Loan B1 (1 month LIBOR + 1.750%)	1.000	04-30-25	154,000	153,778
CSC Holdings LLC, 2017 Term Loan B1 (1 month LIBOR + 2.250%)	5.250	07-17-25	308,255	304,352
Terrier Media Buyer, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	1.000	12-17-26	263,141	260,675
Wireless telecommunication services 0.4%
Eagle Broadband Investments LLC, Term Loan (3 month LIBOR + 3.000%)	1.000	11-12-27	149,625	149,110
MTN Infrastructure TopCo, Inc., 2020 Term Loan B (1 month LIBOR + 4.000%)	1.000	11-17-24	307,721	307,721
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 1.750%)	0.010	04-11-25	153,493	152,309
Syniverse Holdings, Inc., 2018 1st Lien Term Loan (3 month LIBOR + 5.000%)	0.010	03-09-23	167,637	165,312
Consumer discretionary 2.0%				3,756,999
Auto components 0.1%
Clarios Global LP, 2021 USD Term Loan B (1 month LIBOR + 3.250%)	1.000	04-30-26	230,138	228,052
Diversified consumer services 0.2%
Whatabrands LLC, 2020 Term Loan B (1 month LIBOR + 2.750%)	1.000	07-31-26	154,794	153,616
WW International, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	1.000	04-13-28	205,000	205,129

Rate (%)	Maturity date	Par value^	Value

Consumer discretionary (continued)

Hotels, restaurants and leisure 0.8%
Alterra Mountain Company, 2020 Term Loan B (1 month LIBOR + 4.500%)	1.000	08-01-26	163,350	$163,758
Alterra Mountain Company, Term Loan B1 (1 month LIBOR + 2.750%)	1.000	07-31-24	100,000	98,225
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%)	0.010	09-15-23	309,145	308,533
Golden Nugget LLC, 2017 Incremental Term Loan B (2 month LIBOR + 2.500%)	0.010	10-04-23	232,205	229,883
Hilton Worldwide Finance LLC, 2019 Term Loan B	1.000	06-22-26	165,000	163,296
IRB Holding Corp., 2020 4th Amendment Incremental Term Loan (3 month LIBOR + 3.250%)	1.000	12-15-27	239,400	238,758
Motion Finco LLC, Delayed Draw Term Loan B2 (3 month LIBOR + 3.250%)	1.000	11-12-26	27,613	26,658
Motion Finco LLC, USD Term Loan B1 (3 month LIBOR + 3.250%)	1.000	11-12-26	210,094	202,829
Household durables 0.1%
Weber-Stephen Products LLC, Term Loan B (1 month LIBOR + 3.250%)	1.000	10-30-27	154,613	154,354
Leisure products 0.1%
Hayward Industries, Inc., 1st Lien Term Loan (1 month LIBOR + 3.500%)	5.742	08-05-24	224,990	224,709
Hayward Industries, Inc., 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	1.000	08-04-26	51,355	51,227
Specialty retail 0.7%
(1 month LIBOR + 2.750%)	1.000	10-19-26	241,476	239,563
Belron Finance US LLC, 2019 USD Term Loan B3 (3 month LIBOR + 2.250%)	1.000	10-30-26	197,485	195,263
Great Outdoors Group LLC, 2021 Term Loan B (6 month LIBOR + 4.250%)	1.000	03-06-28	308,363	309,442
Harbor Freight Tools USA, Inc., 2020 Term Loan B (1 month LIBOR + 3.000%)	1.000	10-19-27	153,103	152,927
Petco Health & Wellness Company, Inc., 2021 Term Loan B (3 month LIBOR + 3.250%)	1.000	03-03-28	152,176	151,203
PetSmart, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	1.000	02-12-28	150,000	150,113
The Michaels Companies, Inc., 2021 Term Loan B (3 month LIBOR + 4.250%)	1.000	04-15-28	110,000	109,461

Rate (%)	Maturity date	Par value^	Value

Consumer staples 1.9%				$3,554,821
Beverages 0.4%
City Brewing Company LLC, Closing Date Term Loan (3 month LIBOR + 3.500%)	1.000	04-05-28	225,000	225,563
Refresco Holding BV, USD Term Loan B3 (3 month LIBOR + 3.250%)	0.010	03-28-25	307,503	305,710
Triton Water Holdings, Inc., Term Loan (3 month LIBOR + 3.500%)	1.000	03-31-28	185,000	184,192
Food and staples retailing 0.1%
Shearer’s Foods LLC, 2021 Term Loan (3 month LIBOR + 3.500%)	1.000	09-23-27	153,115	152,820
Food products 0.8%
B&G Foods, Inc., 2019 Term Loan B	1.000	10-10-26	165,000	164,691
Chobani LLC, 2020 Term Loan B (1 month LIBOR + 3.500%)	1.000	10-20-27	167,928	167,824
Dole Food Company, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%)	4.088	04-06-24	307,079	306,609
Froneri US, Inc., 2020 USD 2nd Lien Term Loan (1 month LIBOR + 5.750%)	1.000	01-31-28	75,000	75,469
Froneri US, Inc., 2020 USD Term Loan (1 month LIBOR + 2.250%)	1.000	01-29-27	151,294	148,855
Hostess Brands LLC, 2019 Term Loan (1, 2, and 3 month LIBOR + 2.250%)	1.000	08-03-25	305,451	303,924
Upfield USA Corp., 2018 USD Term Loan B2 (6 month LIBOR + 3.000%)	0.010	07-02-25	154,079	151,703
Utz Quality Foods LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	1.000	01-20-28	159,600	159,287
Household products 0.2%
Diamond BC BV, USD Term Loan (3 month LIBOR + 3.000%)	1.000	09-06-24	156,326	155,388
Kronos Acquisition Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	1.000	12-22-26	184,538	181,638
Personal products 0.4%
Prestige Brands, Inc., Term Loan B4 (1 month LIBOR + 2.000%)	3.523	01-26-24	317,772	318,054
Revlon Consumer Products Corp., 2016 Term Loan B (2 and 3 month LIBOR + 3.500%)	4.250	09-07-23	396,939	201,446
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%)	1.000	10-01-26	351,591	351,648
Energy 0.4%				731,418
Energy equipment and services 0.2%
ChampionX Corp., 2018 1st Lien Term Loan (1 month LIBOR + 2.500%)	1.000	05-09-25	151,368	150,043

Rate (%)	Maturity date	Par value^	Value

Energy (continued)

Energy equipment and services (continued)

Covia Holdings Corp., 2020 PIK Take Back Term Loan (3 month LIBOR + 4.000%)	1.000	07-31-26	177,568	$171,449

Oil, gas and consumable fuels 0.2%

Buckeye Partners LP, 2021 Term Loan B (3 month LIBOR + 2.250%)	1.000	11-01-26	262,249	260,447
Prairie ECI Acquiror LP, Term Loan B (1 month LIBOR + 4.750%)	1.000	03-11-26	154,767	149,479
Financials 1.2%				2,176,209
Capital markets 0.2%
Blackstone CQP Holdco LP, Term Loan B (3 month LIBOR + 3.500%)	3.736	09-30-24	153,142	152,856
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan (3 month LIBOR + 6.750%)	1.000	11-28-23	229,355	229,858
Diversified financial services 0.5%
AlixPartners LLP, 2021 USD Term Loan B (1 month LIBOR + 2.750%)	1.000	02-04-28	245,000	243,469
Crown Finance US, Inc., 2018 USD Term Loan (6 month LIBOR + 2.500%)	4.148	02-28-25	189,175	161,588
Deerfield Dakota Holding LLC, 2020 USD Term Loan B (1 month LIBOR + 3.750%)	4.750	04-09-27	304,918	305,156
Zebra Buyer LLC, Term Loan B	1.000	04-21-28	95,000	94,905
Insurance 0.5%
Acrisure LLC, 2020 Term Loan B (3 month LIBOR + 3.500%)	1.000	02-15-27	154,610	151,904
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%)	1.000	05-09-25	229,235	225,964
Asurion LLC, 2020 Term Loan B8 (1 month LIBOR + 3.250%)	1.000	12-23-26	262,924	260,789
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%)	1.000	04-25-25	197,027	196,611
Ryan Specialty Group LLC, Term Loan (1 month LIBOR + 3.000%)	1.000	09-01-27	153,428	153,109
Health care 2.2%				4,092,200
Health care equipment and supplies 0.1%
Global Medical Response, Inc., 2020 Term Loan B (3 month LIBOR + 4.750%)	1.000	10-02-25	308,592	309,132
Health care providers and services 0.9%
Air Methods Corp., 2017 Term Loan B (3 month LIBOR + 3.500%)	4.573	04-22-24	317,134	311,705
Envision Healthcare Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	1.000	10-10-25	523,096	448,121

Rate (%)	Maturity date	Par value^	Value

Health care (continued)

Health care providers and services (continued)

LifePoint Health, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	1.000	11-16-25	260,746	$259,719
Surgery Center Holdings, Inc., 2017 Term Loan B (1 month LIBOR + 3.250%)	0.010	09-03-24	306,773	305,877
Team Health Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 2.750%)	3.750	02-06-24	329,689	313,086
Health care technology 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.500%)	3.750	03-01-24	331,646	331,119
Life sciences tools and services 0.3%
Avantor Funding, Inc., 2020 Incremental Term Loan B4 (1 month LIBOR + 2.250%)	1.000	11-08-27	304,238	304,238
PPD, Inc., Initial Term Loan (1 month LIBOR + 2.250%)	1.000	01-13-28	230,000	229,317
Pharmaceuticals 0.7%
Bausch Health Americas, Inc., 2018 Term Loan B (1 month LIBOR + 3.000%)	4.982	06-02-25	230,900	229,457
Catalent Pharma Solutions, Inc., 2021 Term Loan B3 (1 month LIBOR + 2.000%)	1.000	02-22-28	153,275	153,514
Endo Luxembourg Finance Company I Sarl, 2021 Term Loan (3 month LIBOR + 5.000%)	1.000	03-10-28	187,383	181,527
IQVIA, Inc., 2017 USD Term Loan B2 (1 month LIBOR + 1.750%)	1.000	01-17-25	152,225	151,578
Jazz Financing Lux Sarl, USD Term Loan	1.000	04-22-28	95,000	95,179
McAfee LLC, 2018 USD Term Loan B (1 month LIBOR + 3.750%)	1.000	09-30-24	299,149	299,056
Organon & Company, Term Loan	1.000	04-07-28	170,000	169,575
Industrials 3.9%				7,093,734
Air freight and logistics 0.2%
XPO Logistics, Inc., 2021 Term Loan (3 month LIBOR + 1.750%)	1.000	02-24-25	310,000	308,193
Airlines 0.3%
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%)	1.000	06-21-27	300,000	319,614
SkyMiles IP, Ltd., 2020 SkyMiles Term Loan B (3 month LIBOR + 3.750%)	1.000	10-20-27	145,000	152,019
Building products 0.3%
Cornerstone Building Brands, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	1.000	04-12-28	197,581	196,285

Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Building products (continued)

HNC Holdings, Inc., Term Loan B (3 month LIBOR + 4.000%)	5.500	10-05-23	197,275	$197,337
LBM Acquisition LLC, Delayed Draw Term Loan	1.000	12-17-27	27,273	27,182
LBM Acquisition LLC, Term Loan B (3 month LIBOR + 3.750%)	1.000	12-17-27	122,727	122,319

Commercial services and supplies 1.0%

Allied Universal Holdco LLC, 2019 Term Loan B (1 month LIBOR + 3.750%)	1.000	07-10-26	151,877	151,640
Allied Universal Holdco LLC, 2021 USD Term Loan	1.000	04-07-28	50,000	49,922
Camelot Finance SA, 2020 Incremental Term Loan B (1 month LIBOR + 3.000%)	1.000	10-30-26	304,238	303,857
GFL Environmental, Inc., 2020 Term Loan (1 month LIBOR + 3.000%)	1.000	05-30-25	228,099	227,992
Intrado Corp., 2017 Term Loan (1 and 3 month LIBOR + 4.000%)	0.010	10-10-24	235,590	229,726
MHI Holdings LLC, Term Loan B (1 month LIBOR + 5.000%)	1.000	09-21-26	198,740	199,237
Prime Security Services Borrower LLC, 2021 Term Loan (1, 3 and 12 month LIBOR + 2.750%)	1.000	09-23-26	247,122	246,539
TruGreen LP, 2020 Term Loan (1 month LIBOR + 4.000%)	1.000	11-02-27	304,238	303,985
Win Waste Innovations Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 2.750%)	1.000	03-24-28	130,000	129,432
Electrical equipment 0.1%
Vertiv Group Corp., 2021 Term Loan B (3 month LIBOR + 2.750%)	1.000	03-02-27	196,516	195,227
Machinery 1.7%
Alliance Laundry Systems LLC, Term Loan B (3 month LIBOR + 3.500%)	1.000	10-08-27	149,625	149,462
Blount International, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	1.000	04-12-23	465,982	466,275
Brown Group Holding LLC, Term Loan B	1.000	04-27-28	95,000	94,454
Douglas Dynamics LLC, 2020 Additional Term Loan B (1 month LIBOR + 3.750%)	1.000	06-08-26	182,197	181,286
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%)	0.010	03-29-25	534,628	528,560
Filtration Group Corp., 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	1.000	03-29-25	152,866	152,819
Gates Global LLC, 2021 Term Loan B3 (1 month LIBOR + 2.750%)	1.000	03-31-27	693,369	690,076

Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Machinery (continued)
Lummus Technology Holdings V LLC, 2021 Term Loan (1 month LIBOR + 3.500%)	1.000	06-30-27	247,538	$245,424
Navistar, Inc., 2017 1st Lien Term Loan B (2 month LIBOR + 3.500%)	1.000	11-06-24	227,876	227,649
TK Elevator U.S. Newco, Inc., USD Term Loan B (6 month LIBOR + 4.250%)	4.570	07-30-27	153,166	153,378
Welbilt, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	1.000	10-23-25	211,162	207,994
Professional services 0.3%
Creative Artists Agency LLC, 2019 Term Loan B (1 month LIBOR + 3.750%)	5.453	11-26-26	233,692	231,521
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 3.250%)	1.000	02-06-26	316,763	314,783
Trading companies and distributors 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B (1 month LIBOR + 2.250%)	3.818	01-02-25	89,972	89,547
Information technology 2.2%				3,967,724
Communications equipment 0.2%
CommScope, Inc., 2019 Term Loan B (1 month LIBOR + 3.250%)	4.239	04-06-26	151,573	150,200
Plantronics, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	4.577	07-02-25	140,734	138,623
Electronic equipment, instruments and components 0.3%
CPI International, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	0.010	07-26-24	230,476	229,132
Robertshaw US Holding Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%)	6.125	02-28-25	162,132	155,850
Robertshaw US Holding Corp., 2018 2nd Lien Term Loan (1 month LIBOR + 8.000%)	0.010	02-28-26	180,000	154,800
IT services 0.1%
Rackspace Technology Global, Inc., 2021 Term Loan (3 month LIBOR + 2.750%)	3.500	02-15-28	230,000	227,856
Software 1.0%
BY Crown Parent LLC, Term Loan B1 (1 month LIBOR + 3.000%)	1.000	02-02-26	152,092	151,712
Cornerstone OnDemand, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	1.000	04-22-27	203,823	203,458
Finastra USA, Inc., USD 1st Lien Term Loan (6 month LIBOR + 3.500%)	1.000	06-13-24	230,176	225,922
Mcafee LLC 2021 Usd Term Loan B	1.000	04-29-28	150,000	149,157

Rate (%)	Maturity date	Par value^	Value

Information technology (continued)

Software (continued)
Sophia LP, 2020 1st Lien Term Loan (3 month LIBOR + 3.750%)	1.000	10-07-27	229,425	$229,377
Surf Holdings LLC, USD Term Loan (3 month LIBOR + 3.500%)	1.000	03-05-27	309,970	306,600
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%)	1.000	05-04-26	319,924	319,831
Xperi Holding Corp., 2020 Term Loan B (1 month LIBOR + 4.000%)	1.000	06-02-25	147,114	147,144
Technology hardware, storage and peripherals 0.6%
Dell International LLC, 2021 Term Loan B	1.000	09-19-25	949,735	948,709
TierPoint LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	1.000	05-05-26	231,268	229,353
Materials 1.4%				2,550,445
Chemicals 0.7%
Alpha 3 BV, 2021 USD Term Loan B (3 month LIBOR + 2.500%)	1.000	03-18-28	250,000	248,385
Encapsys LLC, 2020 Term Loan B2 (1 month LIBOR + 3.250%)	1.000	11-07-24	229,763	229,189
Ferro Corp., 2018 USD Term Loan B1 (3 month LIBOR + 2.250%)	1.000	02-14-24	117,574	116,944
Gemini HDPE LLC, 2020 Term Loan B (3 month LIBOR + 3.000%)	1.000	12-31-27	231,939	231,359
INEOS US Petrochem LLC, 2021 USD Term Loan B (3 month LIBOR + 2.750%)	3.250	01-29-26	275,000	273,281
PQ Corp., 2018 Term Loan B (3 month LIBOR + 2.250%)	1.000	02-07-27	122,679	121,408
PQ Corp., 2020 USD Incremental Term Loan B (3 month LIBOR + 3.000%)	1.000	02-07-27	107,296	107,096
Construction materials 0.2%
White Cap Buyer LLC, Term Loan B (3 month LIBOR + 4.000%)	1.000	10-19-27	305,732	305,350
Containers and packaging 0.3%
Graham Packaging Company, Inc., 2021 Term Loan (1 month LIBOR + 3.000%)	1.000	08-04-27	308,593	307,541
Pactiv Evergreen Group Holdings, Inc., USD 2020 Term Loan B2 (1 month LIBOR + 3.250%)	3.399	02-05-26	154,613	152,680
Paper and forest products 0.2%
Asplundh Tree Expert LLC, 2021 Term Loan B (1 month LIBOR + 1.750%)	1.000	09-07-27	152,966	152,392
Flex Acquisition Company, Inc., 2021 Term Loan (3 month LIBOR + 3.500%)	1.000	02-23-28	308,791	304,820

Rate (%)	Maturity date	Par value^	Value

Real estate 0.1%				$153,354
Equity real estate investment trusts 0.1%
VICI Properties 1 LLC, Replacement
Term Loan B (1 month LIBOR +
1.750%)	0.010	12-20-24	155,000	153,354
Utilities 0.2%				346,658
Electric utilities 0.2%
Vistra Operations Company LLC, Term
Loan B	1.000	12-31-25	350,000	346,658
Collateralized mortgage obligations 19.8%				$36,430,911
(Cost $36,239,812)
Commercial and residential 19.6%				36,086,231
BBCMS Mortgage Trust Series 2018-TALL, Class A (1 month
LIBOR + 0.722%) (A)(B)	0.828	03-15-37	700,000	698,249
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (A)(B)	1.077	03-15-37	1,325,000	1,311,744
BBCMS Trust Series 2018-BXH, Class A (1
month LIBOR + 1.000%) (A)(B)	1.106	10-15-37	1,731,762	1,734,804
BB-UBS Trust Series 2012-TFT, Class A (B)	2.892	06-05-30	1,000,000	1,001,126
Series 2012-TFT, Class B (B)(F)	3.468	06-05-30	1,300,000	1,083,649
BX Commercial Mortgage Trust Series 2019-IMC, Class B (1 month
LIBOR + 1.300%) (A)(B)	1.406	04-15-34	1,440,000	1,433,683
Series 2019-XL, Class B (1 month LIBOR + 1.080%) (A)(B)	1.186	10-15-36	1,410,767	1,411,207
Series 2020-BXLP, Class B (1 month LIBOR + 1.000%) (A)(B)	1.106	12-15-36	1,496,966	1,496,965
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (1 month LIBOR + 1.854%) (A)(B)	1.960	11-15-31	1,211,134	1,190,518
CHT Mortgage Trust Series 2017-CSMO, Class A (1 month LIBOR + 0.930%) (A)(B)	1.036	11-15-36	200,000	200,240
Citigroup Commercial Mortgage Trust (Citigroup/Drexel Hamilton) Series 2018-TBR, Class A (1
month LIBOR + 0.830%) (A)(B)	0.936	12-15-36	1,075,000	1,072,299
CLNY Trust Series 2019-IKPR, Class A (1 month LIBOR + 1.129%) (A)(B)	1.235	11-15-38	500,000	500,313
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2012-CR3, Class C (B)(F)	4.584	10-15-45	200,000	161,087
CSAIL Commercial Mortgage Trust Series 2015-C2, Class D (F)	4.190	06-15-57	200,000	163,832

Rate (%)	Maturity date	Par value^	Value

Commercial and residential (continued)

GS Mortgage Securities Corp. Trust Series 2018-3PCK, Class D (1 month LIBOR + 4.000%) (A)(B)	4.106	09-15-31	1,000,000	$842,049
HMH Trust Series 2017-NSS, Class E (B)	6.292	07-05-31	1,350,000	1,232,761
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (1 month LIBOR + 1.830%) (A)(B)	1.933	08-05-34	3,250,000	3,038,181
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (F)	2.860	01-25-36	455,432	402,428
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AMS	5.337	05-15-47	1,659,838	1,372,878
Series 2019-MARG, Class A (1 month LIBOR + 1.100%) (A)(B)	1.206	05-15-34	2,250,000	2,237,614
Key Commercial Mortgage Securities Trust Series 2019-S2, Class A1 (B)	2.656	06-15-52	2,729,656	2,837,098
Morgan Stanley Bank of America Merrill Trust Series 2013-C10, Class D (B)(F)	4.217	07-15-46	400,000	225,913
Series 2013-C12, Class F (B)	3.709	10-15-46	500,000	212,500
Morgan Stanley Capital I Trust Series 2019-BPR, Class D (1 month LIBOR + 4.000%) (A)(B)	4.106	05-15-36	930,000	647,702
Series 2019-NUGS, Class A (1 month LIBOR + 0.950%) (A)(B)	2.450	12-15-36	2,200,000	2,217,518
MSBAM Commercial Mortgage Securities Trust Series 2012-CKSV, Class C (B)(F)	4.284	10-15-30	1,800,000	1,418,686
MSCG Trust Series 2018-SELF, Class A (1 month LIBOR + 0.900%) (A)(B)	1.006	10-15-37	1,275,000	1,274,994
MTRO Commercial Mortgage Trust Series 2019-TECH, Class A (1 month LIBOR + 0.900%) (A)(B)	1.006	12-15-33	2,375,000	2,372,037
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (B)(F)	3.834	01-15-32	1,150,000	1,226,530
TTAN Series 2021-MHC, Class A (1 month LIBOR + 0.900%) (A)(B)	0.960	03-15-38	300,000	300,093
WaMu Mortgage Pass-Through Certificates Series 2005-AR1, Class A1A (1 month LIBOR + 0.320%) (A)	0.749	01-25-45	426,731	424,061
WFRBS Commercial Mortgage Trust Series 2012-C9, Class E (B)(F)	4.811	11-15-45	400,000	343,472
U.S. Government Agency 0.2%				344,680
Federal Home Loan Mortgage Corp. Series 2015-SC02, Class 1A	3.000	09-25-45	81,448	82,120
Series 4013, Class DK	3.000	02-15-31	256,490	262,560

Rate (%)	Maturity date	Par value^	Value

Asset backed securities 3.1%				$5,622,790
(Cost $5,548,470)
Asset backed securities 3.1%				5,622,790
Aqua Finance Trust Series 2019-A, Class A (B)	3.140	07-16-40	1,066,499	1,093,902
Drive Auto Receivables Trust Series 2019-1, Class C	3.780	04-15-25	389,093	393,303
Hertz Vehicle Financing II LP Series 2017-1A, Class A (B)	2.960	10-25-21	215,146	216,058
Invitation Homes Trust Series 2018-SFR3, Class A (1 month LIBOR + 1.000%) (A)(B)	1.108	07-17-37	817,361	819,425
SMB Private Education Loan Trust Series 2015-B, Class A3 (1 month LIBOR + 1.750%) (A)(B)	1.856	05-17-32	900,000	912,384
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (A)(B)	0.856	10-15-35	473,640	475,394
SoFi Professional Loan Program LLC Series 2015-C, Class A1 (1 month LIBOR + 1.050%) (A)(B)	1.159	08-27-35	334,464	334,533
Series 2016-C, Class A1 (1 month LIBOR + 1.100%) (A)(B)	1.209	10-27-36	355,896	357,413
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) (A)(B)	1.059	01-25-39	197,179	197,967
Towd Point Mortgage Trust Series 2018-4, Class A1 (B)(F)	3.000	06-25-58	787,373	822,411
			Shares	Value
Common stocks 0.0%				$8,762
(Cost $98,232)
Energy 0.0%				8,762
Energy equipment and services 0.0%
Paragon Offshore PLC, Litigation Trust A (G)			2,695	270
Paragon Offshore PLC, Litigation Trust B (G)			1,348	8,425
Oil, gas and consumable fuels 0.0%
Euronav NV (New York Stock Exchange)			7	65
Southcross Holdings LP, Class A (G)			246	2
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$0
(Cost $4,430)
Texas Competitive Electric Holdings Company LLC (G)	11.500	10-01-20	10,820,544	0

	Yield(%)	Maturity date	Par value^	Value
Short-term investments 3.5%				$6,392,066
(Cost $6,391,993)
Foreign government 0.1%				111,551
Egypt Treasury Bill	0.010	08-10-21 EGP	725,000	44,781
Egypt Treasury Bill	0.010	09-28-21 EGP	1,100,000	66,770
		Yield (%)	Shares	Value
Short-term funds 3.4%				6,280,515
State Street Institutional Treasury Plus Money Market Fund, Premier Class		1.0000(H)	6,280,515	6,280,515

Total investments (Cost $180,975,456) 98.2%	$180,489,012
Other assets and liabilities, net 1.8%	3,340,676
Total net assets 100.0%	$183,829,688

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend

CMT     Constant Maturity Treasury
LIBOR   London Interbank Offered Rate

PIK       Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.

SOFR   Secured Overnight Financing Rate

(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $71,287,492 or 38.8% of the fund’s net assets as of 6-30-21.

(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	Non-income producing - Issuer is in default.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Non-income producing security.

(H)  The rate shown is the annualized seven-day yield as of 6-30-21.

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Jun 2021	$37,558,691	$37,539,453	$(19,238)
5-Year U.S. Treasury Note Futures	394	Long	Jun 2021	49,211,478	48,997,594	(213,884)
Ultra U.S. Treasury Bond Futures	164	Short	Jun 2021	(31,223,441)	(30,396,375)	827,066
						$593,944

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
Contract to buy		Contract to sell		Counterparty (OTC)	settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,170,000	USD	899,576	CITI	5/14/2021	$17,648	—
AUD	1,170,000	USD	911,733	GSI	5/26/2021	5,524	—
BRL	932,000	USD	171,932	CITI	6/2/2021	5,935	—
BRL	286,000	USD	52,790	GSI	6/2/2021	1,792	—
CLP	53,906,592	USD	76,691	CITI	7/29/2021	652	—
CNY	40,000	USD	6,154	HUS	6/30/2021	52	—
CZK	1,113,452	USD	50,159	CITI	6/8/2021	2,712	—
CZK	1,393,750	USD	62,791	GSI	6/8/2021	3,390	—
CZK	1,319,792	USD	59,445	JPM	6/8/2021	3,224	—
EUR	3,400,000	USD	4,094,012	CITI	5/26/2021	35,032	—
EUR	72	USD	85	CITI	6/30/2021	2	—
EUR	980,179	USD	1,167,154	JPM	6/30/2021	24,040	—
HUF	16,385,000	USD	53,006	CITI	6/8/2021	2,582	—
HUF	34,357,150	USD	111,179	GSI	6/8/2021	5,381	—
HUF	15,355,850	USD	49,680	JPM	6/8/2021	2,416	—
IDR	535,844,000	USD	36,579	GSI	6/16/2021	1,134	—
IDR	639,296,000	USD	43,599	JPM	6/16/2021	1,394	—
JPY	197,050,000	USD	1,804,350	JPM	5/12/2021	7,104	—
JPY	195,566,660	USD	1,808,464	CITI	5/26/2021	—	$(10,469)
MXN	518,000	USD	24,831	GSI	5/28/2021	1,143	—
MXN	1,146,725	USD	54,978	JPM	5/28/2021	2,523	—
PEN	789,000	USD	209,457	JPM	5/14/2021	2,357	—
PLN	133,000	USD	33,947	CITI	6/8/2021	1,462	—
PLN	495,266	USD	126,477	GSI	6/8/2021	5,379	—
THB	6,495,000	USD	206,779	CITI	6/30/2021	2,112	—
THB	3,822,255	USD	122,111	GSI	6/30/2021	820	—
USD	906,070	AUD	1,170,000	GSI	5/14/2021	—	(11,154)
USD	4,227	BRL	23,000	CITI	6/2/2021	—	(162)
USD	162,615	CNY	1,058,396	HUS	6/30/2021	—	(1,595)
USD	145,528	COP	541,792,000	CITI	6/30/2021	—	(323)
USD	1,691,191	EUR	1,417,679	JPM	6/30/2021	—	(31,689)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
Contract to buy		Contract to sell		Counterparty (OTC)	settlement date	Unrealized appreciation	Unrealized depreciation
USD	36,309	IDR	535,844,000	GSI	6/16/2021	—	$(1,404)
USD	43,407	IDR	639,296,000	JPM	6/16/2021	—	(1,587)
USD	1,380,890	JPY	150,570,000	GSI	5/26/2021	—	(3,415)
USD	129,907	MXN	2,727,000	GSI	5/28/2021	—	(6,834)
USD	54,642	MXN	1,146,725	JPM	5/28/2021	—	(2,858)
USD	211,624	PEN	789,000	JPM	5/14/2021	—	(191)
USD	120,233	PEN	454,000	JPM	7/23/2021	—	(1,708)
USD	56,499	RUB	4,264,275	GSI	6/30/2021	—	(597)
USD	82,067	THB	2,574,000	GSI	6/30/2021	—	(718)
USD	276,988	ZAR	4,046,664	GSI	6/17/2021	—	(10,118)
						$135,810	$(84,822)
SWAPS

Credit default swaps - Buyer

Counterparty (OTC)/				USD	Pay	Fixed		Unamortized upfront payment	Unrealized
Centrally	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX.EM.35	12,200,000	USD	$ 12,200,000	1.000%	Quarterly	Jun 2026	$ 398,837	$ (55,979)	$ 342,858
Centrally cleared	CDX.NA.IG.36	10,550,000	USD	10,550,000	1.000%	Quarterly	Jun 2026	(223,479)	(30,054)	(253,533)
$22,750,000								$175,358	$(86,033)	$ 89,325

Credit default swaps - Seller

Counterparty (OTC)/		Implied			USD	Received	Fixed		Unamortized upfront payment	Unrealized
Centrally	Reference	credit	Notional		notional	fixed	payment	Maturity	paid	appreciation
cleared	obligation	spread	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX.NA.HY.36	5.000%	7,400,000	USD	$ 7,400,000	5.000%	Quarterly	Jun 2026	$ 660,708	$ 51,609	$ 712,317
					$7,400,000				$660,708	$51,609	$712,317

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Derivatives Currency Abbreviations

AUD     Australian Dollar
BRL      Brazilian Real
CLP      Chilean Peso

CNY     Chinese Yuan Renminbi

COP     Colombian Peso

CZK      Czech Republic Koruna

EUR      Euro

HUF      Hungarian Forint

IDR       Indonesian Rupiah JPY Japanese Yen
MXN     Mexican Peso

PEN     Peruvian Nuevo Sol
PLN      Polish Zloty

RUB     Russian Ruble THB Thai Bhat
USD     U.S. Dollar

ZAR      South African Rand

Derivatives Abbreviations

CITI       Citibank, N.A.

GSI       Goldman Sachs International

HUS      HSBC Bank USA, N.A.

JPM      JPMorgan Chase Bank, N.A.

OTC      Over-the-counter

Target Fund Portfolio Holdings After Sale of Portfolio Securities

	Rate (%)	Maturity Date		Par Value^	Value ($)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS 86.3%					$ 158,691,321
U.S. Treasury Bond	2.38%	5/15/2051		11,136,965	12,553,448
U.S. Treasury Bond	2.25%	5/15/2041		19,199,440	20,831,392
U.S. Treasury Bond	1.63%	5/15/2031		20,930,184	21,770,662
U.S. Treasury Notes	0.13%	6/30/2023		44,891,858	44,818,208
U.S. Treasury Notes	0.88%	6/30/2026		58,221,816	58,717,611

FOREIGN GOVERNMENT OBLIGATIONS 0.6%					$ 1,070,174.00
Brazil 0.1%					169,630
Federative Republic of Brazil
Note	10.00%	1/1/2025	BRL	161,250	32,895
Note	10.00%	1/1/2029	BRL	666,498	136,735

Egypt 0.1%					$ 210,068.00
Arab Republic of Egypt
Bond	7.903%	2/21/2048		215,000	210,068

Indonesia 0.1%					$ 109,302.00
Republic of Indonesia
Bond	9.00%	3/15/2029	IDR	1,354,495,713	109,302

Mexico 0.0%					$ 28,629.00
Government of Mexico
Bond	7.50%	6/3/2027	MXN	548,249	28,629

Russia 0.1%					$ 154,769.00
Government of Russia
Bond	7.05%	1/19/2028	RUB	11,523,964	154,769

Saudi Arabia 0.2%					$ 397,776.00
Kingdom of Saudi Arabia
Bond (B)	2.25%	2/2/2033		408,499	397,776

Short-term funds 11.3%					$ 20,727,517.00

	Rate (%)	Maturity Date	Par Value^	Value ($)
State Street Institutional Treasury Plus Money Market Fund, Premier Class	1.00%		20,727,517	20,727,517

Total investments (Cost $180,975,456)	98.2%			$180,489,012
Other assets and liabilities, net 1.8%				$3,340,676
Total net assets 100.0%				$183,829,688

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations
BRL Brazilian Real
IDR Indonesian Rupiah
MXN Mexican Peso
RUB Russian Ruble

Security Abbreviations and Legend

(B) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $397,776 or 0.2% of the fund’s net assets as of 5-10-21.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

JOHN HANCOCK FUNDS II

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Funds II (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 333-126293 and 811-21779) as filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2021 (accession number 0001133228-21-003307), which information is incorporated herein by reference.

Item 16.            Exhibits

1(a)	Amended and Restated Agreement and Declaration of Trust dated January 22, 2016, as amended – previously filed as exhibit (a) to post-effective amendment no. 168 filed on April 27, 2016, accession number 0001133228-16-009273.

1(a)(1)	Amendment dated May 18, 2017 to the Amended and Restated Agreement and Declaration of Trust dated January 22, 2016, as amended – previously filed as exhibit (a)(2) to post-effective amendment no. 200 filed on December 28, 2017, accession number 0001133228-17-007021.
1(a)(2)	Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016 – previously filed as exhibit (a)(1) to post-effective amendment no. 214 filed on April 24, 2019, accession number 0001133228-19-002392.

2(a)	By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit 23(b) to initial registration statement on Form N-1A filed on June 30, 2005, accession number 0000950135-05-003640.
2(a)(1)	Amendment dated December 13, 2006 to By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit (b)(2) to post-effective amendment no. 160 filed on November 25, 2015, accession number 0001133228-15-006091.
2(b)	Amendment dated March 10, 2016 to the By-laws of the Registrant dated June 28, 2005, as amended – previously filed as exhibit (b)(3) to post-effective amendment no. 165 filed on March 28, 2016, accession number 0001133228-16-008538.
3	Not applicable.
4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).
5	See Exhibits 1 and 2.
6(a)	Amended and Restated Advisory Agreement dated June 30, 2020, between John Hancock Funds II (the “Registrant”) and John Hancock Investment Management LLC[1] – previously filed as exhibit (d)(1) to post-effective amendment no. 234 filed on November 19, 2020, accession number 0001133228-20-007379.
6(a)(1)	Amendment dated September 17, 2020 to Amended and Restated Advisory Agreement dated June 30, 2020 between the Registrant and John Hancock Investment Management LLC – previously filed as exhibit (d)(1)(G) to post-effective amendment no. 233 filed on September 17, 2020, accession number 0001133228-20-006101.

[1]	Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.

(6)(b)(1)

Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Wellington Management Company LLP – previously filed as exhibit (d)(25) to post-effective amendment no. 134 filed on June 26, 2014, accession number 0001133228-14-002117.

(6)(b)(2)	Amendment dated September 21, 2018 to Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Wellington Management Company LLP – previously filed as exhibit (d)(19)(E) to post-effective amendment no. 212 on December 21, 2018, accession number 0001133228-18-006817.

(6)(b)(3)	Amendment dated February 28, 2020 to Subadvisory Agreement dated January 1, 2014 between John Hancock Investment Management LLC and Wellington Management Company LLP – previously filed as exhibit (d)(18)(C) to post-effective amendment no. 225 on April 27, 2020, accession number 0001133228-20-001925.

7(a)	Amended and Restated Distribution Agreement dated June 30, 2020 between Registrant and John Hancock Investment Management Distributors LLC[2] - previously filed as exhibit (e) to post-effective amendment no. 234 filed on November 19, 2020, accession number 0001133228-20-007379.

8	Not applicable.
9(a)	Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g) to post-effective amendment no. 22 filed on December 24, 2008, accession number 0000950135-08-008571.
9(a)(1)	Amendment dated October 1, 2015 to Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g)(1)(B) to initial registration statement on Form N-1A filed on November 25, 2015, accession number 0001133228-15-006091.

2    Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.

10(a)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class A Shares – previously filed as exhibit (m)(2) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.
10(a)(1)(A)	Amendment to Plan of Distribution pursuant to Rule 12b-1 dated June 1, 2021 relating to Class A Shares – previously filed as exhibit (m)(2)(A) to post-effective amendment no. 240 filed on June 1, 2021, accession number 0001133228-21-003222.
10(a)(1)(B)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares – previously filed as exhibit (m)(3) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.
10(a)(1)(C)	Amendment to Plan of Distribution pursuant to Rule 12b-1 dated June 1, 2021 relating to Class C Shares – previously filed as exhibit (m)(3)(A) to post-effective amendment no. 240 filed on June 1, 2021, accession number 0001133228-21-003222.
10(a)(2)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan dated October 23, 2020, pursuant to Rule 18f-3 – previously filed as exhibit (n) to post-effective amendment no. 234 filed on November 19, 2020, accession number 0001133228-20-007379.
11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters – FILED HEREWITH.
12	Form of Opinion of K&L Gates LLP on tax matters – FILED HEREWITH.
12(a)	Consent of K&L Gates LLP – FILED HEREWITH.
13(a)	Amended and Restated Transfer Agency and Service Agreement for John Hancock Funds dated July 1, 2013 – previously filed as exhibit (h)(1)(A) to post-effective amendment no. 113 filed on December 19, 2013, accession number 0001133228-13-005052.
13(a)(1)	Amendment dated August 26, 2019 to the Amended and Restated Transfer Agency Agreement dated July 1, 2013 – previously filed as exhibit (h)(1) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.
13(b)	Amended and Restated Service Agreement dated June 30, 2020 between the Registrant and the Adviser – previously filed as exhibit (h)(6) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.
13(c)	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated September 17, 2020 between the Registrant and John Hancock Investment Management LLC – previously filed as exhibit (h)(8) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.
13(d)	Agreement to Waive Advisory Fees and Reimburse Expenses dated June 25, 2020 between the Registrant and John Hancock Investment Management LLC – previously filed as exhibit (h)(10) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.
13(e)	Service Agreement dated June 30, 2020 among the Registrant, the Adviser, and the Registrant’s Chief Compliance Officer – previously filed as exhibit (h)(7) to post-effective amendment no. 235 filed on November 20, 2020, accession number 0001133228-20-007397.

14	Consent of PricewaterhouseCoopers LLP – FILED HEREWITH.
15	Not applicable.
16	Power of Attorney – FILED HEREWITH.
17	Form of Proxy Card – FILED HEREWITH.

Item 17. Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Funds II, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 2nd day of August, 2021.

John Hancock FUNDS II

By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President and Trustee	August 2, 2021
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	August 2, 2021
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	August 2, 2021
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	August 2, 2021
James R. Boyle

/s/ Peter S. Burgess *	Trustee	August 2, 2021
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	August 2, 2021
William H. Cunningham

/s/ Grace K. Fey *	Trustee	August 2, 2021
Grace K. Fey

/s/ Marianne Harrison *	Trustee	August 2, 2021
Marianne Harrison

/s/ Deborah C. Jackson *	Trustee	August 2, 2021
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	August 2, 2021
Hassell H. McClellan

/s/ Steven R. Pruchansky *	Trustee	August 2, 2021
Steven R. Pruchansky

Signature	Title	Date

/s/ Frances G. Rathke *	Trustee	August 2, 2021
Frances G. Rathke

/s/ Gregory A. Russo *	Trustee	August 2, 2021
Gregory A. Russo

*By: Power of Attorney

*By:	/s/ Harsha Pulluru	August 2, 2021
Harsha Pulluru
Attorney-in-Fact

* Pursuant to Power of Attorney filed herewith

Exhibit Index

4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus)
11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters
12	Form of Opinion of K&L Gates LLP on tax matters
12(a)	Consent of K&L Gates LLP
14	Consent of PricewaterhouseCoopers LLP
16	Power of Attorney
17	Form of Proxy Card